                                                                   EXHIBIT 10.21


                                  $15,000,000



                               CREDIT AGREEMENT,

                          dated as of July 20, 1999,



                                    between



                                 BUY.COM INC.,

                               as the Borrower,



                   CERTAIN COMMERCIAL LENDING INSTITUTIONS,

                                as the Lenders,



                                      and



                           THE BANK OF NOVA SCOTIA,

                         as the Agent for the Lenders.

                               CREDIT AGREEMENT


     THIS CREDIT AGREEMENT, dated as of July 20, 1999, between BUY.COM INC., a Delaware corporation (the "Borrower"), the various financial institutions as are
                           --------
or may become parties hereto (collectively, the "Lenders") and THE BANK OF NOVA
                                                 -------
SCOTIA (the "Scotiabank"), as agent for the Lenders (the "Agent")
             ----------                                   -----

                             W I T N E S S E T H:

     WHEREAS, the Borrower desires to obtain Commitments from the Lenders pursuant to which Loans will be made to the Borrower and Letters of Credit will be issued for the account of the Borrower, in a maximum aggregate principal amount at any one time outstanding not to exceed $15,000,000, from time to time prior to the Commitment Termination Date; and

     WHEREAS, the Lenders are willing, on the terms and subject to the conditions hereinafter set forth (including Article V), to extend such
                                            ---------
Commitments and make such Loans to, and issue Letters of Credit for the account of, the Borrower; and

     WHEREAS, the Loans and the Letters of Credit will be used

          (a) to make payment in full, concurrently with the initial Borrowing hereunder, of all Indebtedness identified in Item 7.2.2(b) ("Indebtedness
                                                  -------------
     to be Paid") of the Disclosure Schedule; and

          (b) for general corporate purposes of the Borrower and its Subsidiaries;

     NOW, THEREFORE, the parties hereto agree as follows:


                                   ARTICLE I

                       DEFINITIONS AND ACCOUNTING TERMS

     SECTION I.1    Defined Terms.  The following terms (whether or not
                    -------------
underscored) when used in this Agreement, including its preamble and recitals, shall, except where the context otherwise requires, have the following meanings (such meanings to be equally applicable to the singular and plural forms thereof):

     "Account Control Agreement" means the Account Control Agreement executed
      -------------------------
and delivered pursuant to Section 5.1.5, substantially in the form of Exhibit F
                          -------------                               ---------
hereto, as amended, supplemented, restated or otherwise modified from time to time.

     "Affiliate" of any Person means any other Person which, directly or
      ---------
indirectly, controls, is controlled by or is under common control with such Person (excluding any trustee under, or any committee with responsibility for administering, any Plan). A Person shall be deemed to be "controlled by" any other Person if such other Person possesses, directly or indirectly, power

          (a) to vote 10% or more of the securities (on a fully diluted basis) having ordinary voting power for the election of directors or managing general partners; or

          (b) to direct or cause the direction of the management and policies of such Person whether by contract or otherwise.

     "Agent" is defined in the preamble and includes each other Person as shall
      -----
have subsequently been appointed as the successor Agent pursuant to Section 9.4.
                                                                    -----------

     "Agreement" means, on any date, this Credit Agreement as originally in
      ---------
effect on the Effective Date and as thereafter from time to time amended, supplemented, amended and restated, or otherwise modified and in effect on such date.

     "Alternate Base Rate" means, on any date and with respect to all Base Rate
      -------------------
Loans, a fluctuating rate of interest per annum equal to the higher of

          (a) the rate of interest most recently announced by Scotiabank at its Domestic Office as its base rate; and

          (b) the Federal Funds Rate most recently determined by Scotiabank plus 0.5%.

The Alternate Base Rate is not necessarily intended to be the lowest rate of interest determined by Scotiabank in connection with extensions of credit. Changes in the rate of interest on that portion of any Loans maintained as Base Rate Loans will take effect simultaneously with each change in the Alternate Base Rate. The Agent will give notice promptly to the Borrower and the Lenders of changes in the Alternate Base Rate.

     "Assignee Lender" is defined in Section 10.11.1.
      ---------------                ---------------

     "Authorized Officer" means, relative to the Borrower, those of its officers
      ------------------
whose signatures and incumbency shall have been certified to the Agent and the Lenders pursuant to Section 5.1.1.
                    -------------

     "Base Rate Loan" means a Loan bearing interest at a fluctuating rate
      --------------
determined by reference to the Alternate Base Rate.

     "Borrower" is defined in the preamble.
      --------                    --------

     "Borrowing" means the Loans of the same type and, in the case of LIBO Rate
      ---------
Loans, having the same Interest Period made by the Lenders on the same Business Day and pursuant to the same Borrowing Request in accordance with Section 2.1.
                                                                  -----------

     "Borrowing Request" means a loan request and certificate duly executed by
      -----------------
an Authorized Officer of the Borrower, substantially in the form of Exhibit B
                                                                    ---------
hereto.

     "Business Day" means
      ------------

          (a) any day which is neither a Saturday or Sunday nor a legal holiday on which banks are authorized or required to be closed in San Francisco or New York; and

          (b) relative to the making, continuing, prepaying or repaying of any LIBO Rate Loans, any day on which dealings in Dollars are carried on in the London interbank market.

     "Capital Expenditures" means, for any period, the sum of
      --------------------

          (a) the aggregate amount of all expenditures of the Borrower and its Subsidiaries for fixed or capital assets made during such period which, in accordance with GAAP, would be classified as capital expenditures; and

          (b) the aggregate amount of all Capitalized Lease Liabilities incurred during such period.

     "Capitalized Lease Liabilities" means all monetary obligations of the
      -----------------------------
Borrower or any of its Subsidiaries under any leasing or similar arrangement which, in accordance with GAAP, would be classified as capitalized leases, and, for purposes of this Agreement and each other Loan Document, the amount of such obligations shall be the capitalized amount thereof, determined in accordance with GAAP, and the stated maturity thereof shall be the date of the last payment of rent or any other amount due under such lease prior to the first date upon which such lease may be terminated by the lessee without payment of a penalty.

     "Cash Equivalent Investment" means, at any time:
      --------------------------

          (a) any evidence of Indebtedness, maturing not more than one year after such time, issued or guaranteed by the United States Government;

          (b) commercial paper, maturing not more than nine months from the date of issue, which is issued by

               (i) a corporation (other than an Affiliate of the Borrower) organized under the laws of any state of the United States or of the District of Columbia and rated A-l by Standard & Poor's Corporation or P-l by Moody's Investors Service, Inc., or

               (ii) any Lender (or its holding company);

          (c) any certificate of deposit or bankers acceptance, maturing not more than one year after such time, which is issued by either

               (i) a commercial banking institution that is a member of the Federal Reserve System and has a combined capital and surplus and undivided profits of not less than $500,000,000, or

               (ii) any Lender; or

          (d) any repurchase agreement entered into with any Lender (or other commercial banking institution of the stature referred to in clause (c)(i))
                                                                  -------------
     which

               (i) is secured by a fully perfected security interest in any obligation of the type described in any of clauses (a) through (c);
                                                     -----------         ---
          and

               (ii) has a market value at the time such repurchase agreement is entered into of not less than 100% of the repurchase obligation of any Lender (or other commercial banking institution) thereunder.

     "CERCLA" means the Comprehensive Environmental Response, Compensation and
      ------
Liability Act of 1980, as amended.

     "CERCLIS" means the Comprehensive Environmental Response Compensation
      -------
Liability Information System List.

     "Change in Control" means the acquisition by any Person (exclusive of the
      -----------------
Trust or Affiliates of the Trust), or two or more Persons acting in concert (exclusive of the Trust or Affiliates of the Trust), of beneficial ownership (within the meaning of Rule 13d-3 of the Securities and Exchange Commission under the Securities Exchange Act of 1934) of 30% or more of the outstanding shares of voting stock of the Borrower.

     "Code" means the Internal Revenue Code of 1986, as amended, reformed or
      ----
otherwise modified from time to time.

     "Commitment" means relative to any Lender, such Lender's obligation to make
      ----------
Loans pursuant to Section 2.1.1 and to issue Letters of Credit pursuant to
                  -------------
Section 2.7.
-----------

     "Commitment Amount" means, on any date, $15,000,000, as such amount may be
      -----------------
reduced from time to time pursuant to Section 2.2,
                                      -----------
minus the aggregate undrawn face amount of outstanding Letters of Credit.
-----

     "Commitment Termination Date" means the earliest of
      ---------------------------

          (a)  the Stated Maturity Date;

          (b) the date on which the Commitment Amount is terminated in full or reduced to zero pursuant to Section 2.2; and
                                 -----------

          (c)  the date on which any Commitment Termination Event occurs.

Upon the occurrence of any event described in clause (b) or (c), the Commitments
                                              ----------    ---
shall terminate automatically and without any further action.

     "Commitment Termination Event" means
      ----------------------------

          (a)  the occurrence of any Default described in clauses (a) through
                                                          -----------
     (d) of Section 8.1.9; or
     ---    -------------

          (b) the occurrence and continuance of any other Event of Default and either

               (i) the declaration of the Loans to be due and payable pursuant to Section 8.3, or
             -----------

               (ii) in the absence of such declaration, the giving of notice by the Agent, acting at the direction of the Required Lenders, to the Borrower that the Commitments have been terminated.

     "Contingent Liability" means any agreement, undertaking or arrangement by
      --------------------
which any Person guarantees, endorses or otherwise becomes or is contingently liable upon (by direct or indirect agreement, contingent or otherwise, to provide funds for payment, to supply funds to, or otherwise to invest in, a debtor, or otherwise to assure a creditor against loss) the indebtedness, obligation or any other liability of any other Person (other than by endorsements of instruments in the course of collection), or guarantees the payment of dividends or other distributions upon the shares of any other Person. The amount of any Person's obligation under any Contingent Liability shall (subject to any limitation set forth therein) be deemed to be the outstanding principal amount (or maximum principal amount, if larger) of the debt, obligation or other liability guaranteed thereby.

     "Continuation/Conversion Notice" means a notice of continuation or
      ------------------------------
conversion and certificate duly executed by an Authorized Officer of the Borrower, substantially in the form of Exhibit C hereto.
                                       ---------

     "Controlled Group" means all members of a controlled group of corporations
      ----------------
and all members of a controlled group of trades or businesses (whether or not incorporated) under common control which, together with the Borrower, are treated as a single employer under Section 414(b) or 414(c) of the Code or
Section 4001 of ERISA.

     "Current Ratio" means the ratio of (a) consolidated current assets of the
      -------------
Borrower and its Subsidiaries to (b) consolidated current liabilities of the
                              --
Borrower and its Subsidiaries.

     "Default" means any Event of Default or any condition, occurrence or event
      -------
which, after notice or lapse of time or both, would constitute an Event of Default.

     "Disclosure Schedule" means the Disclosure Schedule attached hereto as
      -------------------
Schedule I, as it may be amended, supplemented or otherwise modified from time
----------
to time by the Borrower with the written consent of the Agent and the Required Lenders.

     "Dollar" and the sign "$" mean lawful money of the United States.
      ------                -

     "Domestic Office" means, relative to any Lender, the office of such Lender
      ---------------
designated as such below its signature hereto or designated in the Lender Assignment Agreement or such other office of a Lender (or any successor or assign of such Lender) within the United States as may be designated from time to time by notice from such Lender to each other Person party hereto.

     "Effective Date" means the date this Agreement becomes effective pursuant
      --------------
to Section 10.8.
   ------------

     "Environmental Laws" means all applicable federal, state or local statutes,
      ------------------
laws, ordinances, codes, rules, regulations and guidelines (including consent decrees and administrative orders) relating to public health and safety and protection of the environment.

     "ERISA" means the Employee Retirement Income Security Act of 1974, as
      -----
amended, and any successor statute of similar import, together with the regulations thereunder, in each case as in effect from time to time. References to sections of ERISA also refer to any successor sections.

     "Event of Default" is defined in Section 8.1.
      ----------------                -----------

     "Federal Funds Rate" means, for any period, a fluctuating interest rate per
      ------------------
     annum equal for each day during such period to
          (a) the weighted average of the rates on overnight federal funds transactions with members of the Federal Reserve System arranged by federal funds brokers, as published for such day (or, if such day is not a Business Day, for the next preceding Business Day) by the Federal Reserve Bank of New York; or

          (b) if such rate is not so published for any day which is a Business Day, the average of the quotations for such day on such transactions received by Scotiabank from three federal funds brokers of recognized standing selected by it.

     "Fiscal Quarter" means any quarter of a Fiscal Year.
      --------------

     "Fiscal Year" means any period of twelve consecutive calendar months ending
      -----------
on December 31; references to a Fiscal Year with a number corresponding to any calendar year (e.g. the "1999 Fiscal Year") refer to the Fiscal Year ending on
               ----
December 31, 1999.

     "Fronting Fee" is defined in Section 3.3.2.
      ------------                -------------

     "F.R.S. Board" means the Board of Governors of the Federal Reserve System
      ------------
or any successor thereto.

     "GAAP" is defined in Section 1.4.
      ----                -----------

     "Guaranty" means the Guaranty executed and delivered pursuant to Section
      --------                                                        -------
5.1.4, substantially in the form of Exhibit E hereto, as amended, supplemented,
-----                               ---------
restated or otherwise modified from time to time.

     "Hazardous Material" means
      ------------------

          (a)  any "hazardous substance", as defined by CERCLA;

          (b) any "hazardous waste", as defined by the Resource Conservation and Recovery Act, as amended;

          (c)  any petroleum product; or

          (d) any pollutant or contaminant or hazardous, dangerous or toxic chemical, material or substance within the meaning of any other applicable federal, state or local law, regulation, ordinance or requirement (including consent decrees and administrative orders) relating to or imposing liability or standards of conduct concerning any hazardous, toxic or dangerous waste, substance or material, all as amended or hereafter amended.

     "Hedging Obligations" means, with respect to any Person, all liabilities of
      -------------------
such Person under interest rate swap agreements, interest rate cap agreements and interest rate collar agreements, and all other agreements or arrangements designed to protect such Person against fluctuations in interest rates or currency exchange rates.

     "herein", "hereof", "hereto", "hereunder" and similar terms contained in
      ------    ------    ------    ---------
this Agreement or any other Loan Document refer to this Agreement or such other Loan Document, as the case may be, as a whole and not to any particular Section, paragraph or provision of this Agreement or such other Loan Document.

     "Impermissible Qualification" means, relative to the opinion or
      ---------------------------
certification of any independent public accountant as to any financial statement of any Obligor, any qualification or exception to such opinion or certification

          (a)  which is of a "going concern" or similar nature;

          (b) which relates to the limited scope of examination of matters relevant to such financial statement; or

          (c) which relates to the treatment or classification of any item in such financial statement and which, as a condition to its removal, would require an adjustment to such item the effect of which would be to cause Borrower to be in default of any of its obligations under Section 7.2.4 or
                                                               -------------
     the Trust to be in default of any of its obligations under the Guaranty.

     "Indebtedness" of any Person means, without duplication:
      ------------
          (a) all obligations of such Person for borrowed money and all obligations of such Person evidenced by bonds, debentures, notes or other similar instruments;

          (b) all obligations, contingent or otherwise, relative to the face amount of all letters of credit, whether or not drawn, and banker's acceptances issued for the account of such Person;

          (c) all obligations of such Person as lessee under leases which have been or should be, in accordance with GAAP, recorded as Capitalized Lease Liabilities;

          (d) all other items which, in accordance with GAAP, would be included as liabilities on the liability side of the balance sheet of such Person as of the date at which Indebtedness is to be determined;

          (e)  net liabilities of such Person under all Hedging Obligations;

          (f) whether or not so included as liabilities in accordance with GAAP, all obligations of such Person to pay the deferred purchase price of property or services, and indebtedness (excluding prepaid interest thereon) secured by a Lien on property owned or being purchased by such Person (including indebtedness arising under conditional sales or other title retention agreements), whether or not such indebtedness shall have been assumed by such Person or is limited in recourse; and

          (g) all Contingent Liabilities of such Person in respect of any of the foregoing.

For all purposes of this Agreement, the Indebtedness of any Person shall include the Indebtedness of any partnership or joint venture in which such Person is a general partner or a joint venturer.

     "Indemnified Liabilities" is defined in Section 10.4.
      -----------------------                ------------

     "Indemnified Parties" is defined in Section 10.4.
      -------------------                ------------

     "Ingram Micro" means Ingram Micro, Inc.
      ------------

     "Interest Period" means, relative to any LIBO Rate Loans, the period
      ---------------
beginning on (and including) the date
on which such LIBO Rate Loan is made or continued as, or converted into, a LIBO Rate Loan pursuant to Section 2.3 or 2.4 and shall end on (but exclude) the
                      -----------    ---
day which numerically corresponds
to such date one, two or three months thereafter (or, if such month has no numerically corresponding day, on the last Business Day of such month), as the Borrower may select in its relevant notice pursuant to Section 2.3 or 2.4; provided, however, that
                            -----------    ---  --------  -------

          (a) the Borrower shall not be permitted to select Interest Periods to be in effect at any one time which have expiration dates occurring on more than five different dates;

          (b) Interest Periods commencing on the same date for Loans comprising part of the same Borrowing shall be of the same duration;

          (c) if such Interest Period would otherwise end on a day which is not a Business Day, such Interest Period shall end on the next following Business Day (unless such next following Business Day is the first Business Day of a calendar month, in which case such Interest Period shall end on the Business Day next preceding such numerically corresponding day); and

          (d) no Interest Period may end later than the date set forth in clause (a) of the definition of "Commitment Termination Date".
     ---------                        ---------------------------

     "Investment" means, relative to any Person,
      ----------

          (a) any loan or advance made by such Person to any other Person (excluding commission, travel and similar advances to officers and employees made in the ordinary course of business);

          (b)  any Contingent Liability of such Person; and

          (c) any ownership or similar interest held by such Person in any other Person.

The amount of any Investment shall be the original principal or capital amount thereof less all returns of principal or equity thereon (and without adjustment by reason of the financial condition of such other Person) and shall, if made by the transfer or exchange of property other than cash, be deemed to have been made in an original principal or capital amount equal to the fair market value of such property.

     "IPO" means a primary underwritten public offering of the common stock of
      ---
the Borrower, other than a public offering of sale pursuant to a registration statement on Form S-8 or a comparable form.

     "L/C Fees" is defined in Section 3.3.2.
      --------                -------------

     "L/C Issuer" means Scotiabank and its successors and assigns.
      ----------

     "Lenders" is defined in the preamble.
      -------                    --------

     "Lender Assignment Agreement" means a Lender Assignment Agreement
      ---------------------------
substantially in the form of Exhibit D hereto.
                             ---------

     "Letter of Credit" means a standby or commercial letter of credit issued at
      ----------------
the request and for the account of the Borrower or for the account of the Borrower and one or more of its Subsidiaries pursuant to Section 2.7.
                                                         -----------

     "LIBO Rate" means, relative to any Interest Period for LIBO Rate Loans, the
      ---------
rate of interest equal to the average (rounded upwards, if necessary, to the nearest 1/16 of 1%) of the rates per annum at which Dollar deposits in immediately available funds are offered to Scotiabank's LIBOR Office in the London interbank market as at or about 11:00 a.m. London time two Business Days prior to the beginning of such Interest Period for delivery on the first day of such Interest Period, and in an amount approximately equal to the amount of Scotiabank's LIBO Rate Loan and for a period approximately equal to such Interest Period.

     "LIBO Rate Loan" means a Loan bearing interest, at all times during an
      --------------
Interest Period applicable to such Loan, at a fixed rate of interest determined by reference to the LIBO Rate (Reserve Adjusted).

     "LIBO Rate (Reserve Adjusted)" means, relative to any Loan to be made,
      ----------------------------
continued or maintained as, or converted into, a LIBO Rate Loan for any Interest Period, a rate per annum (rounded upwards, if necessary, to the nearest 1/16 of 1%) determined pursuant to the following formula:

        LIBO Rate           =              LIBO Rate
                                 -------------------------------
     (Reserve Adjusted)          1.00 - LIBOR Reserve Percentage

     The LIBO Rate (Reserve Adjusted) for any Interest Period for LIBO Rate Loans will be determined by the Agent on the basis of the LIBOR Reserve Percentage in effect two Business Days before the first day of such Interest Period.

     "LIBOR Office" means, relative to any Lender, the office of such Lender
      ------------
designated as such below its signature hereto or designated in the Lender Assignment Agreement or such other office of a Lender as designated from time to time by notice from such Lender to the Borrower and the Agent, whether or not outside the United States, which shall be making or maintaining LIBO Rate Loans of such Lender hereunder.

     "LIBOR Reserve Percentage" means, relative to any Interest Period for LIBO
      ------------------------
Rate Loans, the reserve percentage (expressed as a decimal) equal to the maximum aggregate reserve requirements (including all basic, emergency, supplemental, marginal and other reserves and taking into account any transitional adjustments or other scheduled changes in reserve requirements) specified under regulations issued from time to time by the F.R.S. Board and then applicable to assets or liabilities consisting of and including

"Eurocurrency Liabilities", as currently defined in Regulation D of the F.R.S. Board, having a term approximately equal or comparable to such Interest Period.

     "Lien" means any security interest, mortgage, pledge, hypothecation,
      ----
assignment, deposit arrangement, encumbrance, lien (statutory or otherwise), charge against or interest in property to secure payment of a debt or performance of an obligation or other priority or preferential arrangement of any kind or nature whatsoever.

     "Loan" is defined in Section 2.1.1.
      ----                -------------

     "Loan Document" means this Agreement, the Notes, the Guaranty, the Account
      -------------
Control Agreement and each other relevant agreement, document or instrument delivered in connection with this Agreement.

     "Monthly Payment Date" means the last day of each calendar month or, if any
      --------------------
such day is not a Business Day, the next succeeding Business Day.

     "Note" means a promissory note of the Borrower payable to any Lender, in
      ----
the form of Exhibit A hereto (as such promissory note may be amended, endorsed
            ---------
or otherwise modified from time to time), evidencing the aggregate Indebtedness of the Borrower to such Lender resulting from outstanding Loans, and also means all other promissory notes accepted from time to time in substitution therefor or renewal thereof.

     "Obligations" means all obligations (monetary or otherwise) of the Borrower
      -----------
arising under or in connection with this Agreement, the Notes, each Letter of Credit and each other Loan Document.

     "Obligor" means the Borrower, the Trust or any other Person (other than the
      -------
Agent or any Lender) obligated under any Loan Document.

     "Organic Document" means, relative to any Obligor, its certificate of
      ----------------
incorporation, its by-laws and all shareholder agreements, voting trusts and similar arrangements applicable to any of its authorized shares of capital stock.

     "Participant" is defined in Section 10.11.
      -----------                -------------

     "PBGC" means the Pension Benefit Guaranty Corporation and any entity
      ----
succeeding to any or all of its functions under ERISA.

     "Pension Plan" means a "pension plan", as such term is defined in section
      ------------
3(2) of ERISA, which is subject to Title IV of ERISA (other than a multiemployer plan as defined in section 4001(a)(3) of ERISA), and to which the Borrower or any corporation, trade or business that is, along with the Borrower, a member of a Controlled Group, may have liability, including any liability by reason of having been a substantial employer within the meaning of section 4063 of ERISA at any time during the preceding five years, or by reason of being deemed to be a contributing sponsor under section 4069 of ERISA.

     "Percentage" means, relative to any Lender, the percentage set forth
      ----------
opposite its signature hereto or set forth in the Lender Assignment Agreement, as such percentage may be adjusted from time to time pursuant to Lender Assignment Agreement(s) executed by such Lender and its Assignee Lender(s) and delivered pursuant to Section 10.11.
                      -------------

     "Person" means any natural person, corporation, firm, association,
      ------
government, governmental agency or any other entity, whether acting in an individual, fiduciary or other capacity.

     "Plan" means any Pension Plan or Welfare Plan.
      ----

     "Quarterly Payment Date" means the last day of each March, June, September,
      ----------------------
and December or, if any such day is not a Business Day, the next succeeding Business Day.

     "Release" means a "release", as such term is defined in CERCLA.
      -------

     "Required Lenders" means, at any time, Lenders holding at least 51% of the
      ----------------
then aggregate outstanding principal amount of the Notes then held by the Lenders, or, if no such principal amount is then outstanding, Lenders having at least 51% of the Commitments.

     "Resource Conservation and Recovery Act" means the Resource Conservation
      --------------------------------------
and Recovery Act, 42 U.S.C. Section 690, et seq., as in effect from time to
                                         -- ---
time.

     "Stated Maturity Date" means July 19, 2000.
      --------------------

     "Subordinated Debt" means all unsecured Indebtedness of the Borrower for
      -----------------
money borrowed which is subordinated, upon terms satisfactory to the Agent and the Required Lenders, in right of payment to the payment in full in cash of all Obligations.

     "Subsidiary" means, with respect to any Person, any corporation of which
      ----------
more than 50% of the outstanding capital stock having ordinary voting power to elect a majority of the board of directors of such corporation (irrespective of whether at the time capital stock of any other class or classes of such corporation shall or might have voting power upon the occurrence of any contingency) is at the time directly or indirectly owned by such Person, by such Person and one or more other Subsidiaries of such Person, or by one or more other Subsidiaries of such Person.

     "Tangible Net Worth" means the consolidated net worth of the Borrower and
      ------------------
its Subsidiaries after subtracting therefrom the aggregate amount of any intangible assets of the Borrower and its Subsidiaries, including goodwill, franchises, licenses, patents, trademarks, trade names, copyrights, service marks and brand names.

     "Taxes" is defined in Section 4.6.
      -----                -----------

     "Trust" means the Scott A. Blum Separate Property Trust dated August 2,
      -----
1995.

     "type" means, relative to any Loan, the portion thereof, if any, being
      ----
maintained as a Base Rate Loan or a LIBO Rate Loan.

     "United States" or "U.S." means the United States of America, its fifty
      -------------      ----
States and the District of Columbia.

     "Warrant" means that certain warrant executed and delivered by the Borrower
      -------
pursuant to Section 5.1.6, substantially in the form of Exhibit G hereto, as
            -------------                               ---------
amended, supplemented, restated or otherwise modified from time to time.

     "Welfare Plan" means a "welfare plan", as such term is defined in section
      ------------
3(1) of ERISA.

     SECTION I.2    Use of Defined Terms.  Unless otherwise defined or the
                    --------------------
context otherwise requires, terms for which meanings are provided in this Agreement shall have such meanings when used in the Disclosure Schedule and in each Note, Borrowing Request, Continuation/Conversion Notice, Loan Document, notice and other communication delivered from time to time in connection with this Agreement or any other Loan Document.

     SECTION I.3    Cross-References.  Unless otherwise specified, references in
                    ----------------
this Agreement and in each other Loan Document to any Article or Section are references to such Article or Section of this Agreement or such other Loan Document, as the case may be, and, unless otherwise specified, references in any Article, Section or definition to any clause are references to such clause of such Article, Section or definition.

     SECTION I.4    Accounting and Financial Determinations.  Unless otherwise
                    ---------------------------------------
specified, all accounting terms used herein or in any other Loan Document shall be interpreted, all accounting determinations and computations hereunder or thereunder (including under Section 7.2.4) shall be made, and all financial
                            -------------
statements required to be delivered hereunder or thereunder shall be prepared in accordance with, those generally accepted accounting principles ("GAAP") applied
                                                                  ----
in the preparation of the financial statements referred to in Section 6.5.
                                                              -----------


                                  ARTICLE II

                  COMMITMENTS, BORROWING PROCEDURES AND NOTES

     SECTION II.1   Commitments.  On the terms and subject to the conditions of
                    -----------
this Agreement (including Article V), each Lender
                          ---------
severally agrees to make Loans pursuant to the Commitments described in this
Section 2.1.
-----------

     SECTION II.1.1 Commitment of Each Lender.  From time to time on any
                    -------------------------
Business Day occurring prior to the Commitment Termination Date, each Lender will make loans relative to such Lender, and of any type (its "Loans") to the
                                                               -----
Borrower equal to such Lender's Percentage of the aggregate amount of the Borrowing requested by the Borrower to be made on such day. The commitment of each Lender described in this Section 2.1.1 is herein referred to as its
                              -------------
"Commitment".  On the terms and subject to the conditions hereof, the Borrower
-----------
may from time to time borrow, prepay and reborrow Loans.

     SECTION II.1.2 Lenders Not Permitted or Required To Make Loans.  No Lender
                    -----------------------------------------------
shall be permitted or required to make any Loan if, after giving effect thereto, the aggregate outstanding principal amount of all Loans

          (a)  of all Lenders would exceed the Commitment Amount, or

          (b) of such Lender would exceed such Lender's Percentage of the Commitment Amount.

     SECTION II.2   Reduction of Commitment Amount.  The Commitment Amount is
                    ------------------------------
subject to reduction from time to time pursuant to this Section 2.2.
                                                        -----------

     SECTION II.2.1 Optional.  The Borrower may, from time to time on any
                    --------
Business Day, voluntarily reduce the Commitment Amount; provided, however, that
                                                        --------  -------
all such reductions shall require at least three Business Days' prior notice to the Agent and be permanent, and any partial reduction of the Commitment Amount shall be in a minimum amount of $1,000,000 and in an integral multiple of $250,000.

     SECTION II.2.2 Mandatory.  There shall be a mandatory reduction of the
                    ---------
Commitments by the following amounts:

          (a) One hundred percent (100%) of the net cash proceeds received by the Borrower from the issuance of any equity securities after the date of the IPO; and

          (b) One hundred percent (100%) of the net cash proceeds received by the Borrower from the issuance of any Subordinated Debt.

Any such reduction of the Commitments shall be effective on the first Business Day following the Borrower's receipt of net cash proceeds.

     SECTION II.2.3 Special Letter of Credit Provisions.  Notwithstanding
                    -----------------------------------
anything to the contrary herein, the Borrower may not reduce the Commitments to an amount less than the aggregate undrawn face amount of outstanding Letters of Credit then in effect unless the Borrower shall have deposited with the Lender all amounts required pursuant to the second paragraph of Section 2.7 hereof.
                                                         -----------

     SECTION II.3   Borrowing Procedure.  The Borrower may from time to time
                    -------------------
irrevocably request that a Borrowing be made by delivering a Borrowing Request to the Agent (i) for a LIBO Rate Loan, on or before 11:00 a.m., San Francisco time, on a Business Day, at least three Business Days prior to the date of such proposed Borrowing, in a minimum amount of $1,000,000 or an integral multiple of $250,000 in excess thereof, or in the unused amount of the Commitments and (ii) for a Base Rate Loan, on or before 11:00 a.m., San Francisco time, on a Business Day, at least one Business Day prior to the date of such proposed Borrowing, in a minimum amount of $500,000 or an integral multiple of $250,000 in excess thereof, or in the unused amount of the Commitments. On the terms and subject to the conditions of this Agreement, each Borrowing shall be comprised of the type of Loans, and shall be made on the Business Day, specified in such Borrowing Request. On or before 11:00 a.m. (San Francisco time) on such Business Day, each Lender shall deposit with the Agent same day funds in an amount equal to such Lender's Percentage of the requested Borrowing. Such deposit will be made to an account which the Agent shall specify from time to time by notice to the Lenders. To the extent funds are received from the Lenders, the Agent shall make such funds available to the

Borrower by wire transfer to the accounts the Borrower shall have specified in its Borrowing Request. No Lender's obligation to make any Loan shall be affected by any other Lender's failure to make any Loan.

     SECTION II.4   Continuation and Conversion Elections.  By delivering a
                    -------------------------------------
Continuation/Conversion Notice to the Agent on or before 11:00 a.m., San Francisco time, on a Business Day, the Borrower may from time to time irrevocably elect, on not less than three Business Days' notice that all, or any portion in an aggregate minimum amount of $1,000,000 and an integral multiple of $500,000, of any Loans be, in the case of Base Rate Loans, converted into LIBO Rate Loans or, in the case of LIBO Rate Loans, be continued as a LIBO Rate Loan (in the absence of delivery of a Continuation/ Conversion Notice with respect to any LIBO Rate Loan at least three Business Days before the last day of the then current Interest Period with respect thereto, such LIBO Rate Loan shall, on such last day, automatically convert to a Base Rate Loan); provided, however, that
                                                      --------  -------
(i) each such conversion or continuation shall be pro rated among the applicable outstanding Loans of all Lenders, and (ii) no portion of the outstanding principal amount of any Loans may be continued as, or be converted into, LIBO Rate Loans when any Default has occurred and is continuing.

     SECTION II.5   Funding.  Each Lender may, if it so elects, fulfill its
                    -------
obligation to make, continue or convert LIBO Rate Loans hereunder by causing one of its foreign branches or Affiliates to make or maintain such LIBO Rate Loan; provided, however, that such LIBO Rate Loan shall nonetheless be deemed to have
--------  -------
been made and to be held by such Lender, and the obligation of the Borrower to repay such LIBO Rate Loan shall nevertheless be to such Lender for the account of such foreign branch, Affiliate or international banking facility. In addition, the Borrower hereby consents and agrees that, for purposes of any determination to be made for purposes of Sections 4.1, 4.2, 4.3 or 4.4, it shall
                                         ------------  ---  ---    ---
be conclusively assumed that each Lender elected to fund all LIBO Rate Loans by purchasing Dollar deposits in its LIBOR Office's interbank eurodollar market.

     SECTION II.6   Notes.  Each Lender's Loans under its Commitment shall be
                    -----
evidenced by a Note payable to the order of
such Lender in a maximum principal amount equal to such Lender's Percentage of the original Commitment Amount. The Borrower hereby irrevocably authorizes each Lender to make (or cause to be made) appropriate notations on the grid attached to such Lender's Note (or on any continuation of such grid), which notations, if made, shall evidence, inter alia, the date of, the outstanding principal of, and
                      ----------
the interest rate and Interest Period applicable to the Loans evidenced thereby. Such notations shall be conclusive and binding on the Borrower absent manifest error; provided, however, that the failure of any Lender to make any such
       --------  -------
notations shall not limit or otherwise affect any Obligations of the Borrower or any other Obligor.

     SECTION II.7   Letter of Credit Procedure.  The Borrower may from time to
                    --------------------------
time request that a Letter of Credit be issued by delivering to the Agent on a Business Day, at least three Business Days prior to the date of such proposed issuance, a Letter of Credit application in Scotiabank's then standard form, completed to the reasonable satisfaction of Scotiabank, and such other certificates as Scotiabank may reasonably request; provided, however, that no
                                                   --------  -------
Letter of Credit shall be issued in any currency other than U.S. dollars and no Letter of Credit shall be issued if after giving effect to the issuance thereof, the aggregate undrawn face amount of outstanding Letters of Credit would exceed the lesser of (a) $2,623,000 or (b) the Commitment Amount minus the aggregate
                                                          -----
unpaid principal amount of Loans then outstanding. On the terms and subject to the conditions of this Agreement, each Letter of Credit shall be issued by Scotiabank on the Business Day specified in the Borrower's application therefor. Each request for a Letter of Credit and each Letter of Credit shall be subject to the Uniform Customs and Practice for Documentary Credits (1993 Revision), International Chamber of Commerce Publication Number 500. Each Letter of Credit will be issued for a term of not more than one year, and in no event shall any Letter of Credit have an expiration date later than the Stated Maturity Date.

     Upon any termination of the Commitments prior to the Stated Maturity Date, the Borrower shall deposit with Scotiabank an amount equal to 105% of the aggregate amount available to be drawn under outstanding Letters of Credit, such amount to be placed in a segregated, interest-bearing cash collateral account pledged to Scotiabank as collateral hereunder over which the Borrower shall have no control but which shall be applied solely to repay the Borrower's obligations in connection with such Letters of Credit unless an Event of Default has occurred and is continuing. In the event the expiration date (or earlier termination) of any Letter of Credit should occur with no draw having been made thereunder for which the Borrower has not made reimbursement and so long as no Event of Default has occurred and is continuing, the amount of the cash collateral account shall be reduced by 105% of the undrawn amount of such expired Letter of Credit, and the amount of such reduction shall be paid to the Borrower (and, in the case of the final Letter of Credit to expire or otherwise be terminated, the remaining balance of the cash collateral account shall be paid to the Borrower).


                                  ARTICLE III

                  REPAYMENTS, PREPAYMENTS, INTEREST AND FEES

     SECTION III.1  Repayments and Prepayments.  The Borrower shall repay in
                    --------------------------
full the unpaid principal amount of each Loan upon the Stated Maturity Date therefor. Prior thereto, the Borrower

          (a) may, from time to time on any Business Day, make a voluntary prepayment, in whole or in part, of the outstanding principal amount of any Loans; provided, however, that
            --------  -------

               (i) any such prepayment shall be made pro rata among Loans of the same type and, if applicable, having the same Interest Period of all Lenders;

               (ii) no such prepayment of any LIBO Rate Loan may be made on any day other than the last day of the Interest Period for such Loan;

               (iii) all such voluntary prepayments shall require at least three but no more than five Business Days' prior written notice to the Agent; and

               (iv) all such voluntary partial prepayments shall be in an aggregate minimum amount of $1,000,000 and an integral multiple of $250,000;

          (b) shall, on each date when any reduction in the Commitment Amount shall become effective, make a mandatory prepayment of all Loans equal to the excess, if any, of the aggregate, outstanding principal amount of all Loans over the Commitment Amount as so reduced;

          (c) shall, on or before the first Business Day following its receipt of net cash proceeds from the IPO, make a mandatory prepayment of the Loans in an amount equal to the lesser of the amount of such IPO proceeds or the outstanding Obligations; and

          (d) shall, immediately upon any acceleration of the Stated Maturity Date of any Loans pursuant to Section 8.2 or Section 8.3, repay all Loans,
                                   -----------    -----------
     unless, pursuant to Section 8.3, only a portion of all Loans is so
                         -----------
     accelerated.

Each prepayment of any Loans made pursuant to this Section shall be without premium or penalty, except as may be required by Section 4.4. No voluntary
                                                 -----------
prepayment of principal of any Loans shall cause a reduction in the Commitment Amount.

     SECTION III.2  Interest Provisions.  Interest on the outstanding principal
                    -------------------
amount of Loans shall accrue and be payable in accordance with this Section 3.2.
                                                                    -----------

     SECTION III.2.1   Rates.  Pursuant to an appropriately delivered Borrowing
                       -----
Request or Continuation/Conversion Notice, the Borrower may elect that Loans comprising a Borrowing accrue interest at a rate per annum:

          (a) on that portion maintained from time to time as a Base Rate Loan, equal to the sum of the Alternate Base Rate from time to time in effect plus a margin of 2.0%; and

          (b) on that portion maintained as a LIBO Rate Loan, during each Interest Period applicable thereto, equal to the sum of the LIBO Rate (Reserve Adjusted) for such Interest Period plus a margin of 3.0%.

In the event that the IPO shall not have occurred within six months after the Effective Date, the margins set forth in clauses (a) and (b) above shall increase by an additional 0.5%.

     All LIBO Rate Loans shall bear interest from and including the first day of the applicable Interest Period to (but not including) the last day of such Interest Period at the interest rate determined as applicable to such LIBO Rate Loan.

     SECTION III.2.2   Post-Maturity Rates.  After the date any principal amount
                       -------------------
of any Loan is due and payable (whether on the Stated Maturity Date, upon acceleration or otherwise), or after any other monetary Obligation of the Borrower shall have become due and payable, the Borrower shall pay, but only to the extent permitted by law, interest (after as well as before judgment) on such amounts at a rate per annum equal to the Alternate Base Rate plus the applicable margin for Base Rate Loans under Section 3.2.1 plus an additional margin of
                                 -------------
2.0%.

     SECTION III.2.3   Payment Dates.  Interest accrued on each Loan shall be
                       -------------
payable, without duplication:

          (a)  on the Stated Maturity Date therefor;

          (b) on the date of any payment or prepayment, in whole or in part, of principal outstanding on such Loan;

          (c) with respect to Base Rate Loans, on each Monthly Payment Date occurring after the Effective Date;

          (d) with respect to LIBO Rate Loans, the last day of each applicable Interest Period; and

          (e) on that portion of any Loans the Stated Maturity Date of which is accelerated pursuant to Section 8.2 or Section 8.3, immediately upon such
                             -----------    -----------
     acceleration.

Interest accrued on Loans or other monetary Obligations arising under this Agreement or any other Loan Document after the date such amount is due and payable (whether on the Stated Maturity Date, upon acceleration or otherwise) shall be payable upon demand.

     SECTION III.3  Fees.  The Borrower agrees to pay the fees set forth in this
                    ----
Section 3.3.  All such fees shall be non-refundable.
-----------

     SECTION III.3.1   Commitment Fee.  The Borrower agrees to pay to the Agent,
                       --------------
for the account of each Lender, for the period (including any portion thereof when its Commitment is suspended by reason of the Borrower's inability to satisfy any condition of Article V) commencing on the Effective Date and
                         ---------
continuing through the final Commitment Termination Date, a commitment fee at the rate of 0.5 of 1% per annum on such Lender's Percentage of the sum of the average daily unused portion of the Commitment Amount. Such commitment fees shall be payable by the Borrower in arrears on each Quarterly Payment Date, commencing with the first such day following the Effective Date and on the Commitment Termination Date.

     SECTION III.3.2   Letter of Credit Fees.  The Borrower agrees to pay to the
                       ---------------------
Agent, for the account of each Lender, letter of credit fees (the "L/C Fees")
                                                                   --------
on the average daily face amount of outstanding Letters of Credit during each Fiscal Quarter, calculated at a per annum rate equal to the applicable margin for LIBO Rate Loans in effect from time to time. The Borrower further agrees to pay to Scotiabank a fronting fee (the "Fronting Fee") equal to 0.125% per annum
                                       ------------
of the average daily face amount of outstanding Letters of Credit. The L/C Fees and the Fronting Fee shall be computed on the basis of a year comprised of 360 days and shall be payable quarterly in arrears, on each Quarterly Payment Date.

     SECTION III.3.3   Agreement to Repay Letter of Credit Drawings with Loans.
                       -------------------------------------------------------
The Borrower agrees to reimburse the L/C Issuer for each draft that is paid under any Letter of Credit for the amount of (a) such draft and (b) any reasonable taxes, fees, charges or other costs and expenses incurred by the L/C Issuer in connection with such payment, whether such draft is paid before, on or after termination of the Commitments. Upon notice by the L/C Issuer to the Borrower on any day that payment has been made under any Letter of Credit, the Borrower shall reimburse the L/C Issuer with its own funds or with the proceeds of a Loan not later than the following Business Day. Interest shall be payable on any and all unreimbursed amounts advanced by the L/C Issuer under this Section from the date such amounts have been advanced by the L/C Issuer until reimbursed at the rate of interest payable on Base Rate Loans.

     The payment obligations of the Borrower under this Section shall be unconditional and irrevocable and shall be paid strictly in accordance with the terms of this Agreement under all circumstances, including without limitation, the following circumstances:

          (a) the existence of any claim, set-off, defense or other right which the Borrower may have at any time against any beneficiary, or any transferee, of any Letter of Credit (or any Persons for whom any such beneficiary or any such transferee may be acting), the L/C Issuer or any other Person, whether in connection with this Agreement, the transactions contemplated herein, or any unrelated transaction;

          (b) any statement or any other document presented under any Letter of Credit proving to be forged, fraudulent, invalid or unenforceable in any respect or any statement therein being untrue or inaccurate in any respect; or

          (c) payment by the L/C Issuer under any Letter of Credit against presentation of drafts, certificates, claims, documents or required statements that do not strictly comply with the terms of the Letter of Credit;

provided, however, that the Borrower shall not be liable for any reimbursement
--------  -------
obligation to the extent of any losses by the Borrower which are determined by a court of competent jurisdiction in a final proceeding to have resulted from the L/C Issuer's gross negligence or wilful misconduct.

     SECTION III.4  Letter of Credit Participations.  The L/C Issuer irrevocably
                    -------------------------------
agrees to grant and hereby grants to each Lender, and, to induce the L/C Issuer to issue Letters of Credit hereunder, each Lender irrevocably agrees to accept and purchase and hereby accepts and purchases from the L/C Issuer for such Lender's own account and risk an undivided interest equal to such Lender's Percentage in the L/C Issuer's obligations and rights under each Letter of Credit issued hereunder and each draft paid by the L/C Issuer hereunder.

     Upon presentation of a draft drawn under any Letter of Credit, the L/C Issuer shall promptly notify the Agent and the Agent shall promptly notify each Lender of the amount under such draft and of such Lender's Percentage of such amount. Unless (i) the Borrower shall have previously reimbursed the L/C Issuer for the amount of such draft or (ii) there is a sufficient amount in any cash collateral account established to cover payments to be made under such Letter of Credit, each of the Lenders shall thereafter make a Loan in an amount equal to such Lender's Percentage of the amount of such payment made by the L/C Issuer, together with any accrued and unpaid interest thereon. Each Lender shall pay the proceeds of its Loan, in immediately available funds, directly to the Agent for the account of the L/C Issuer, not later than 1:00 p.m. New York time, on the following Business Day. Loans made by the Lenders to repay amounts under Letters of Credit pursuant to this subsection shall constitute Loans hereunder, initially shall be Base Rate Loans and shall be subject to all of the provisions of this Agreement concerning Loans, except that such Loans shall be made upon demand by the Agent as set forth above rather than upon notice by the Borrower, and shall be made, notwithstanding anything in this Agreement to the contrary, without regard to satisfaction of conditions precedent to the making of Loans set forth in Article V of this Agreement.
             ---------

     Each Lender's obligation to make Loans in the amount of its Percentage of any unreimbursed amounts outstanding under a Letter of Credit pursuant hereto is several, and not joint or joint and several. The failure of any Lender to perform its obligation to make a Loan in the amount of such Lender's Percentage of any unreimbursed amounts outstanding under a Letter of Credit will not relieve any other Lender of its obligation hereunder to make a Loan in the amount of such other Lender's Percentage of such amounts. Any Lender may, but shall have no obligation to any Person to, assume all or any portion of any non-performing

Lender's obligation to make a Loan in the amount of such Lender's Percentage of such amount outstanding under a Letter of Credit. The Borrower agrees to accept the Loans hereinabove provided, whether or not such loans could have been made pursuant to the terms of Section 5.2 hereof, or any other Section of this
                         -----------
Agreement.


                                  ARTICLE IV

                    CERTAIN LIBO RATE AND OTHER PROVISIONS

     SECTION IV.1   LIBO Rate Lending Unlawful.  If any Lender shall determine
                    --------------------------
(which determination shall, upon notice thereof to the Borrower and the Lenders, be conclusive and binding on the Borrower) that the introduction of or any change in or in the interpretation of any law makes it unlawful, or any central bank or other governmental authority asserts that it is unlawful, for such Lender to make, continue or maintain any Loan as, or to convert any Loan into, a LIBO Rate Loan, the obligations of all Lenders to make, continue, maintain or convert any such Loans shall, upon such determination, forthwith be suspended until such Lender shall notify the Agent that the circumstances causing such suspension no longer exist, and all LIBO Rate Loans shall automatically convert into Base Rate Loans at the end of the then current Interest Periods with respect thereto or sooner, if required by such law or assertion.

     SECTION IV.2   Deposits Unavailable.  If the Agent shall have determined
                    --------------------
that

          (a) Dollar deposits in the relevant amount and for the relevant Interest Period are not available to Scotiabank in its relevant market; or

          (b) by reason of circumstances affecting Scotiabank's relevant market, adequate means do not exist for ascertaining the interest rate applicable hereunder to LIBO Rate Loans,

then, upon notice from the Agent to the Borrower and the Lenders, the obligations of all Lenders under Section 2.3 and Section 2.4
                                 -----------     -----------
to make or continue any Loans as, or to convert any Loans into, LIBO Rate Loans shall forthwith be suspended until the Agent shall notify the Borrower and the Lenders that the circumstances causing such suspension no longer exist.

     SECTION IV.3   Increased Costs, etc.  The Borrower agrees to reimburse each
                    --------------------
Lender for any increase in the cost to such Lender of, or any reduction in the amount of any sum receivable by such Lender in respect of, (i) making, continuing or maintaining (or of its obligation to make, continue or maintain) any Loans as, or of converting (or of its obligation to convert) any Loans into, LIBO Rate Loans or (ii) any Letter of Credit issued hereunder. Such Lender shall promptly notify the Agent and the Borrower in writing of the occurrence of any such event, such notice to state, in reasonable detail, the reasons therefor and the additional amount required fully to compensate such Lender for such increased cost or reduced amount. Such additional amounts shall be payable by the Borrower directly to such Lender within five days of its receipt of such notice, and such notice shall, in the absence of manifest error, be conclusive and binding on the Borrower.

     SECTION IV.4   Funding Losses.  In the event any Lender shall incur any
                    --------------
loss or expense (including any loss or expense incurred by reason of the liquidation or reemployment of deposits or other funds acquired by such Lender to make, continue or maintain any portion of the principal amount of any Loan as, or to convert any portion of the principal amount of any Loan into, a LIBO Rate Loan) as a result of

          (a) any conversion or repayment or prepayment of the principal amount of any LIBO Rate Loans on a date other than the scheduled last day of the Interest Period applicable thereto, whether pursuant to Section 3.1 or
                                                             -----------
     otherwise;

          (b) any Loans not being made as LIBO Rate Loans in accordance with the Borrowing Request therefor; or

          (c) any Loans not being continued as, or converted into, LIBO Rate Loans in accordance with the Continuation/ Conversion Notice therefor, then, upon the written notice of such Lender to the Borrower (with a copy to the Agent), the Borrower shall, within five days of its receipt thereof, pay directly to such Lender such amount as will (in the reasonable determination of such Lender) reimburse such Lender for such loss or expense. Such written notice (which shall include calculations in reasonable detail) shall, in the absence of manifest error, be conclusive and binding on the Borrower.

     SECTION IV.5   Increased Capital Costs.  If any change in, or the
                    -----------------------
introduction, adoption, effectiveness, interpretation, reinterpretation or phase-in of, any law or regulation, directive, guideline, decision or request (whether or not having the force of law) of any court, central bank, regulator or other governmental authority affects or would affect the amount of capital required or expected to be maintained by any Lender or any Person controlling such Lender, and such Lender determines (in its sole and absolute discretion) that the rate of return on its or such controlling Person's capital as a consequence of its Commitment or the Loans made by such Lender or any Letter of Credit issued by such Lender is reduced to a level below that which such Lender or such controlling Person could have achieved but for the occurrence of any such circumstance, then, in any such case upon notice from time to time by such Lender to the Borrower, the Borrower shall immediately pay directly to such Lender additional amounts sufficient to compensate such Lender or such controlling Person for such reduction in rate of return. A statement of such Lender as to any such additional amount or amounts (including calculations thereof in reasonable detail) shall, in the absence of manifest error, be conclusive and binding on the Borrower. In determining such amount, such Lender may use any method of averaging and attribution that it (in its sole and absolute discretion) shall deem applicable.

     SECTION IV.6   Taxes.  All payments by the Borrower of principal of, and
                    -----
interest on, the Loans, all reimbursements by the Borrower of any amounts drawn under a Letter of Credit and all other amounts payable hereunder shall be made free and clear of and without deduction for any present or future income, excise, stamp or other taxes, fees, duties, withholdings or other charges of any nature whatsoever imposed by any taxing authority, other than franchise taxes and taxes imposed on or measured by any Lender's net income or receipts (such non-excluded items being called "Taxes"). In the event that any withholding or deduction from any payment to be
 -----
made by the Borrower hereunder is required in respect of any Taxes pursuant to any applicable law, rule or regulation, then the Borrower will

          (a) pay directly to the relevant authority the full amount required to be so withheld or deducted;

          (b) promptly forward to the Agent an official receipt or other documentation satisfactory to the Agent evidencing such payment to such authority; and

          (c) pay to the Agent for the account of the Lenders such additional amount or amounts as is necessary to ensure that the net amount actually received by each Lender will equal the full amount such Lender would have received had no such withholding or deduction been required.

Moreover, if any Taxes are directly asserted against the Agent or any Lender with respect to any payment received by the Agent or such Lender hereunder, the Agent or such Lender may pay such Taxes and the Borrower will promptly pay such additional amounts (including any penalties, interest or expenses) as is necessary in order that the net amount received by such person after the payment of such Taxes (including any Taxes on such additional amount) shall equal the amount such person would have received had not such Taxes been asserted.

     If the Borrower fails to pay any Taxes when due to the appropriate taxing authority or fails to remit to the Agent, for the account of the respective Lenders, the required receipts or other required documentary evidence, the Borrower shall indemnify the Lenders for any incremental Taxes, interest or penalties that may become payable by any Lender as a result of any such failure. For purposes of this Section 4.6, a distribution hereunder by the Agent or any
                     -----------
Lender to or for the account of any Lender shall be deemed a payment by the Borrower.

     Each non-United States Lender represents and warrants to the Agent and the Borrower as of the date hereof that under applicable law and treaties such Lender is entitled to claim the benefit of complete exemption from imposition of United States withholding tax or that the income receivable pursuant to this Agreement is effectively connected with the conduct of a trade or business in the United States. The Agent and each Lender represents and warrants to the Borrower that as of the date of this Agreement, there are no Taxes being asserted against Agent or any Lender.

     SECTION IV.7   Payments, Computations, etc.  All payments by the Borrower
                    ---------------------------
pursuant to this Agreement, the Notes or any other Loan Document shall be made by the Borrower to the Agent for the pro rata account of the Lenders entitled to receive such payment. All such payments required to be made to the Agent shall be made, without setoff, deduction or counterclaim, not later than 11:00 a.m., San Francisco time, on the date due, in same day or immediately available funds, to such account as the Agent shall specify from time to time by notice to the Borrower. Funds received after that time shall be deemed to have been received by the Agent on the next succeeding Business Day. The Agent shall promptly remit in same day funds to each Lender its share, if any, of such payments received by the Agent for the account of such Lender. All interest and fees shall be computed on the basis of the actual number of days (including the first day but excluding the last day) occurring during the period for which such interest or fee is payable over a year comprised of 360 days (or, in the case of interest on a Base Rate Loan, 365 days or, if appropriate, 366 days). Whenever any payment to be made shall otherwise be due on a day which is not a Business Day, such payment shall (except as otherwise required by clause (c) of the
                                                         ----------
definition of the term "Interest Period" with respect to LIBO Rate Loans) be
                        ---------------
made on the next succeeding Business Day and such extension of time shall be included in computing interest and fees, if any, in connection with such payment.

     SECTION IV.8   Sharing of Payments.  If any Lender shall obtain any payment
                    -------------------
or other recovery (whether voluntary, involuntary, by application of setoff or otherwise) on account of any Loan (other than pursuant to the terms of Sections
                                                                       --------
4.3, 4.4 and 4.5) in excess of its pro rata share of payments then or therewith
---  ---     ---                   --- ----
obtained by all Lenders, such Lender shall purchase from the other Lenders such participations in Loans made by them as shall be necessary to cause such purchasing Lender to share the excess payment or other recovery ratably with each of them; provided,
                                                                --------
however, that if all or any portion of the excess payment or other recovery is
-------
thereafter recovered from such purchasing Lender, the purchase shall be rescinded and each Lender which has sold a participation to the purchasing Lender shall repay to the purchasing Lender the purchase price to the ratable extent of such recovery together with an amount equal to such selling Lender's ratable share (according to the proportion of

          (a) the amount of such selling Lender's required repayment to the purchasing Lender to
--
          (b)  the total amount so recovered from the purchasing Lender)

of any interest or other amount paid or payable by the purchasing Lender in respect of the total amount so recovered. The Borrower agrees that any Lender so purchasing a participation from another Lender pursuant to this Section may, to the fullest extent permitted by law, exercise all its rights of payment (including pursuant to Section 4.9) with respect to such participation as fully
                       -----------
as if such Lender were the direct creditor of the Borrower in the amount of such participation. If under any applicable bankruptcy, insolvency or other similar law, any Lender receives a secured claim in lieu of a setoff to which this Section applies, such Lender shall, to the extent practicable, exercise its rights in respect of such secured claim in a manner consistent with the rights of the Lenders entitled under this Section to share in the benefits of any recovery on such secured claim.

     SECTION IV.9   Setoff.  Each Lender shall, upon the occurrence of any
                    ------
Default described in clauses (a) through (d) of Section 8.1.9 or, with the
                     -----------         ---    -------------
consent of the Required Lenders, upon the occurrence of any other Event of Default, have the right to appropriate and apply to the payment of the Obligations owing to it (whether or not then due), and (as security for such Obligations) the Borrower hereby grants to each Lender a continuing security interest in, any and all balances, credits, deposits, accounts or moneys of the Borrower then or thereafter maintained with such Lender; provided, however, that any such appropriation and
                             --------  -------
application shall be subject to the provisions of Section 4.8. Each Lender
                                                  -----------
agrees promptly to notify the Borrower and the Agent after any such setoff and application made by such Lender; provided, however, that the failure to give
                                 --------  -------
such notice shall not affect the validity of such setoff and application. The rights of each Lender under this Section are in addition to other rights and remedies (including other rights of setoff under applicable law or otherwise) which such Lender may have.

     SECTION IV.10  Use of Proceeds.  The Borrower shall apply the proceeds of
                    ---------------
each Borrowing in accordance with the third recital; without limiting the
                                      ----- -------
foregoing, no proceeds of any Loan will be used to acquire any equity security of a class which is registered pursuant to Section 12 of the Securities Exchange Act of 1934 or any "margin stock", as defined in F.R.S. Board Regulation U.

     SECTION IV.11  Actions of Affected Lenders.  Each Lender agrees to use
                    ---------------------------
reasonable efforts (including reasonable efforts to change the booking office for its Loans) to avoid or minimize any illegality pursuant to Section 4.1 or
                                                               -----------
any amounts which might otherwise be payable pursuant to Sections 4.3, 4.5 or
                                                         ------------  ---
4.6; provided, however, that such efforts shall not cause the imposition on such
---  --------  -------
Lender of any additional costs or legal or regulatory burdens deemed by such Lender to be material. In the event that such reasonable efforts are insufficient to avoid all such illegality pursuant to Section 4.1 or all amounts
                                                      -----------
that might be payable pursuant to Sections 4.3, 4.5 or 4.6, then the Borrower
                                  ------------  ---    ---
shall have the right, but not the obligation, at its own expense, to request such Lender (the "Affected Lender") to transfer its Commitments hereunder to any
                  ---------------
other Lender (which itself is not then an Affected Lender) or financial institution designated by the Borrower and approved by the Agent (which approval shall not be unreasonably withheld), and such Lender hereby agrees to transfer and assign without recourse (in accordance with and subject to the restrictions contained in this Agreement) all its interests, rights and obligations under this Agreement to such assignee; provided, however, that no Lender shall be
                                 --------  -------
obligated to make any such assignment unless (i) such assignment shall not conflict with any law or any rule, regulation or order of any governmental authority, (ii) such assignee shall pay to the Affected Lender in immediately available funds on the date of such assignment the principal of the Loans made by such Lender hereunder, and (iii) the Borrower shall pay to the Affected Lender in immediately available funds on the date of such assignment the interest accrued to the date of such assignment hereunder and all other amounts accrued for such Lender's account or owed to it hereunder.


                                   ARTICLE V

                            CONDITIONS TO BORROWING

     SECTION V.1    Initial Borrowing.  The obligations of the Lenders to fund
                    -----------------
the initial Borrowing or issue the initial Letter of Credit shall be subject to the prior or concurrent satisfaction of each of the conditions precedent set forth in this Section 5.1.
              -----------

     SECTION V.1.1  Resolutions, etc.
                    ----------------

          (a) The Agent shall have received from the Borrower a certificate, dated the date of the initial Borrowing, of its Secretary or Assistant Secretary as to

               (i) resolutions of its Board of Directors then in full force and effect authorizing the execution, delivery and performance of this Agreement, the Notes and each other Loan Document to be executed by it; and

               (ii) the incumbency and signatures of those of its officers authorized to act with respect to this Agreement, the Notes and each other Loan Document executed by it,

     upon which certificate each Lender may conclusively rely until it shall have received a further certificate of the Secretary of the Borrower canceling or amending such prior certificate.

          (b) The Agent shall have received from the Trust a certificate, dated the date of the initial Borrowing, of the trustee thereof as to

               (i) the Declaration of Trust for the Trust, together with all amendments thereto, as in effect on such date; and

               (ii) the incumbency and signature of each Person authorized to act with respect to the Guaranty, the Account Control Agreement and each other Loan Document to be executed on behalf of the Trust, upon which certificate each Lender may conclusively rely until it shall have received a further certificate of the trustee canceling or amending such prior certificate.

     SECTION V.1.2  Delivery of Notes.  The Agent shall have received, for the
                    -----------------
account of each Lender, its Notes duly executed and delivered by the Borrower.

     SECTION V.1.3  Payment of Outstanding Indebtedness, etc.  All Indebtedness
                    ----------------------------------------
identified in Item 7.2.2(b) ("Indebtedness to be Paid") of the Disclosure
              -------------
Schedule, together with all interest, all prepayment premiums and other amounts due and payable with respect thereto, shall have been paid in full (including, to the extent necessary, from proceeds of the initial Borrowing); and all Liens securing payment of any such Indebtedness have been released and the Agent shall have received all Uniform Commercial Code Form UCC-3 termination statements or other instruments as may be suitable or appropriate in connection therewith.

     SECTION V.1.4  Guaranty.  The Agent shall have received the Guaranty, dated
                    --------
the date hereof, duly executed by the Trust.

     SECTION V.1.5  Account Control Agreement.  The Agent shall have received
                    -------------------------
executed counterparts of the Account Control Agreement, dated as of the date hereof, duly executed by the Borrower, the Trust and Merrill, Lynch, Pierce, Fenner & Smith Incorporated.

     SECTION V.1.6  Warrant.  The Agent shall have received the Warrant, dated
                    -------
the date hereof, duly executed by the Borrower, together with a duly executed investors rights agreement in a form satisfactory to the Agent.

     SECTION V.1.7  Financial Projections.  The Agent shall have received
                    ---------------------
financial projections, in form and substance satisfactory to the Agent, covering the 1999 and 2000 Fiscal Years of the Borrower, which projections shall include, without limitation, income statements, balance sheets and cash flow statements.

     SECTION V.1.8  Year 2000 Reprogramming.  The Agent shall have received
                    -----------------------
confirmations to its reasonable satisfaction that the Borrower has completed all reprogramming required to permit the proper functioning in and following the year 2000 of computer systems owned or operated by the Borrower or used or relied upon by the Borrower.

     SECTION V.1.9  Opinion of Counsel.  The Agent shall have received an
                    ------------------
opinion, dated the date of the initial Borrowing and addressed to the Agent and all Lenders, from Brobeck, Phleger & Harrison LLP, counsel to the Borrower and the Trust, substantially in the form of Exhibit D hereto.
                                        ---------

     SECTION V.1.10 Closing Fees, Expenses, etc.  The Agent shall have received
                    ---------------------------
for its own account, or for the account of each Lender, as the case may be, all fees, costs and expenses due and payable pursuant to that certain fee letter dated June 3, 1999 between the Borrower and Scotiabank and pursuant to Section
                                                                       -------
10.3, if then invoiced.
----

     SECTION V.2    All Borrowings.  The obligation of each Lender to issue any
                    --------------
Letter of Credit or to fund any Loan on the occasion of any Borrowing (including the initial Borrowing) shall be subject to the satisfaction of each of the conditions precedent set forth in this Section 5.2.
                                       -----------

     SECTION V.2.1  Compliance with Warranties, No Default, etc.  Both before
                    -------------------------------------------
and after giving effect to the issuance of a Letter of Credit or any Borrowing (but, if any Default of the nature referred to in Section 8.1.5 shall have
                                                  -------------
occurred with respect to
any other Indebtedness, without giving effect to the application, directly or indirectly, of the proceeds thereof) the following statements shall be true and correct

          (a)  the representations and warranties set forth in Article  VI
                                                               -----------
     (excluding, however, those contained in Section 6.7) shall be true and
                                             -----------
     correct with the same effect as if then made (unless stated to relate solely to an earlier date, in which case such representations and warranties shall be true and correct as of such earlier date);

          (b) the representations and warranties set forth in Section 6 of the Guaranty shall be true and correct with the same effect as if then made (unless stated to relate solely to an earlier date, in which case such representations and warranties shall be true and correct as of such earlier date);

          (c) except as disclosed by the Borrower to the Agent and the Lenders pursuant to Section 6.7
                 -----------

               (i) no labor controversy, litigation, arbitration or governmental investigation or proceeding shall be pending or, to the knowledge of the Borrower, threatened against the Borrower or any of its Subsidiaries which might materially adversely affect the Borrower's consolidated business, operations, assets, revenues, properties or prospects or which purports to affect the legality, validity or enforceability of this Agreement, the Notes or any other Loan Document; and

               (ii) no development shall have occurred in any labor controversy, litigation, arbitration or governmental investigation or proceeding disclosed pursuant to Section 6.7 which might materially adversely
                                -----------
          affect the consolidated businesses, operations, assets, revenues, properties or prospects of the Borrower and its Subsidiaries; and

          (d) no Default shall have then occurred and be continuing, and neither the Borrower, the Trust nor any of the

     Borrower's Subsidiaries are in material violation of any law or governmental regulation or court order or decree.

     SECTION V.2.2  Borrowing Request. The Agent shall have received a Borrowing
                    -----------------
Request for such Borrowing. Each of the delivery of a Borrowing Request and the acceptance by the Borrower of the proceeds of such Borrowing shall constitute a representation and warranty by the Borrower that on the date of such Borrowing (both immediately before and after giving effect to such Borrowing and the application of the proceeds thereof) the statements made in Section 5.2.1 are
                                                            -------------
true and correct. Each request by the Borrower for the issuance of a Letter of Credit shall be made pursuant to a Letter of Credit application in Scotiabank's then current form. Delivery of such application and the delivery by Scotiabank of the Letter of Credit shall constitute a representation and warranty by the Borrower that on the date of issuance of such Letter of Credit (both immediately before and after giving effect thereto) the statements made in Subsection 5.2.1
                                                               ----------------
are true and correct.

     SECTION V.2.3  Satisfactory Legal Form. All documents executed or submitted
                    -----------------------
pursuant hereto by or on behalf of the Borrower or any of its Subsidiaries or the Trust shall be reasonably satisfactory in form and substance to the Agent and its counsel; the Agent and its counsel shall have received all information, approvals, opinions, documents or instruments as the Agent or its counsel may reasonably request.


                                  ARTICLE VI

                        REPRESENTATIONS AND WARRANTIES

     In order to induce the Lenders and the Agent to enter into this Agreement and to make Loans hereunder, the Borrower represents and warrants unto the Agent and each Lender as set forth in this Article VI.
                                           ----------

     SECTION VI.1   Organization, etc. The Borrower and each of its Subsidiaries
                    -----------------
is a corporation validly organized and existing and in good standing under the laws of the state of its incorporation, is duly qualified to do business and is in good standing as a foreign corporation in each jurisdiction where the nature of its business requires such qualification and failure to qualify would not have a material adverse effect on any of the Borrower's or any of its Subsidiaries businesses, and has full power and authority and holds all requisite governmental licenses, permits and other approvals to enter into and perform its Obligations under this Agreement, the Notes and each other Loan Document to which it is a party and to own and hold under lease its property and to conduct its business substantially as currently conducted by it.

     SECTION VI.2   Due Authorization, Non-Contravention, etc.  The execution,
                    -----------------------------------------
delivery and performance by the Borrower of this Agreement, the Notes and each other Loan Document executed or to be executed by it, are within the Borrower's corporate powers have been duly authorized by all necessary corporate action, and do not

          (a)  contravene the Borrower's Organic Documents;

          (b) contravene any contractual restriction, law or governmental regulation or court decree or order binding on or affecting the Borrower or the Trust; or

          (c) result in, or require the creation or imposition of, any Lien on any of the Borrower's properties.

     SECTION VI.3   Government Approval, Regulation, etc.  No authorization or
                    ------------------------------------
approval or other action by, and no notice to or filing with, any governmental authority or regulatory body or other Person is required for the due execution, delivery or performance by the Borrower of this Agreement, the Note or any other Loan Document to which it is a party except those that have been obtained or made. Neither the Borrower nor any of its Subsidiaries is an "investment company" within the meaning of the Investment Company Act of 1940, as amended, or a "holding company", or a "subsidiary company" of a "holding company", or an "affiliate" of a "holding company" or of a "subsidiary company" of a "holding company", within the meaning of the Public Utility Holding Company Act of 1935, as amended.

     SECTION VI.4   Validity, etc.  This Agreement constitutes, and the Notes
                    -------------
and each other Loan Document executed by the

Borrower will, on the due execution and delivery thereof, constitute, the legal, valid and binding obligations of the Borrower enforceable in accordance with their respective terms, except as enforceability may be limited by bankruptcy, insolvency or similar laws affecting creditors' rights generally and general principles of equity.

     SECTION VI.5   Financial Information.  The unaudited balance sheets of the
                    ---------------------
Borrower and each of its Subsidiaries as at December 31, 1998, and the related statements of earnings and cash flow of the Borrower and each of its Subsidiaries, copies of which were delivered by facsimile on July 19, 1999 to the Agent and each Lender, have been prepared in accordance with GAAP consistently applied, and present fairly the consolidated financial condition of the corporations covered thereby as at the dates thereof and the results of their operations for the periods then ended.

     SECTION VI.6   No Material Adverse Change.  Since March 31, 1999, there has
                    --------------------------
been no material adverse change in the financial condition, operations, assets, business, properties or prospects of the Borrower and since April 30, 1999, there has been no material adverse change in the financial condition, operations, assets, business, properties or prospects of the Trust.

     SECTION VI.7   Litigation, Labor Controversies, etc.  There is no pending
                    ------------------------------------
or, to the knowledge of the Borrower, threatened litigation, action, proceeding or labor controversy affecting the Borrower, any of its Subsidiaries, or any of their respective properties, assets or revenues, which may materially adversely affect the financial condition, operations, assets, business, properties or prospects of the Borrower or any such Subsidiary or which purports to affect the legality, validity or enforceability of this Agreement, the Notes or any other Loan Document, except as disclosed in Item 6.7 ("Litigation") of the Disclosure
                                      --------
Schedule.

     SECTION VI.8   Subsidiaries.  The Borrower has no Subsidiaries, except
                    ------------
those Subsidiaries

          (a)  which are identified in Item 6.8 ("Existing Subsidiaries") of the
                                       --------
     Disclosure Schedule; or

          (b)  which are permitted to have been acquired in accordance with
     Section 7.2.5 or 7.2.10.
     -------------    ------

     SECTION VI.9   Ownership of Properties.  The Borrower and each of its
                    -----------------------
Subsidiaries owns good and marketable title to all of its properties and assets, real and personal, tangible and intangible, material to its business (including all material patents, trademarks, trade names, service marks and copyrights), free and clear of all Liens, material charges or claims (including infringement claims with respect to material patents, trademarks, copyrights and the like) except as permitted pursuant to Section 7.2.3.
                                -------------

     SECTION VI.10  Taxes.  The Borrower and each of its Subsidiaries has filed
                    -----
all tax returns and reports required by law to have been filed by it and has paid all taxes and governmental charges thereby shown to be owing, except any such taxes or charges which are being diligently contested in good faith by appropriate proceedings and for which adequate reserves in accordance with GAAP shall have been set aside on its books.

     SECTION VI.11  Pension and Welfare Plans.  During the twelve-consecutive-
                    -------------------------
month period prior to the date of the execution and delivery of this Agreement and prior to the date of any Borrowing hereunder, no steps have been taken to terminate any Pension Plan, and no contribution failure has occurred with respect to any Pension Plan sufficient to give rise to a Lien under section 302(f) of ERISA. No condition exists or event or transaction has occurred with respect to any Pension Plan which might result in the incurrence by the Borrower or any member of the Controlled Group of any material liability, fine or penalty. Except as disclosed in Item 6.11 ("Employee Benefit Plans") of the
                                 ---------
Disclosure Schedule, neither the Borrower nor any member of the Controlled Group has any contingent liability with respect to any post-retirement benefit under a Welfare Plan, other than liability for continuation coverage described in Part 6 of Title I of ERISA.

     SECTION VI.12  Environmental Warranties.  Except as set forth in Item 6.12
                    ------------------------                          ---------
("Environmental Matters") of the Disclosure Schedule:

          (a) all facilities and property (including underlying groundwater) owned or leased by the Borrower or any of its Subsidiaries have been, and continue to be, owned or leased by the Borrower and its Subsidiaries in material compliance with all Environmental Laws;

          (b)  there have been no past, and there are no pending or threatened

               (i) claims, complaints, notices or requests for information received by the Borrower or any of its Subsidiaries with respect to any alleged violation of any Environmental Law, or

               (ii) complaints, notices or inquiries to the Borrower or any of its Subsidiaries regarding material potential liability under any Environmental Law;

          (c) there have been no Releases of Hazardous Materials at, on or under any property now or previously owned or leased by the Borrower or any of its Subsidiaries that, singly or in the aggregate, have, or may reasonably be expected to have, a material adverse effect on the financial condition, operations, assets, business, properties or prospects of the Borrower and its Subsidiaries;

          (d) the Borrower and its Subsidiaries have been issued and are in material compliance with all material permits, certificates, approvals, licenses and other authorizations relating to environmental matters and necessary or desirable for their businesses;

          (e) no property now or previously owned or leased by the Borrower or any of its Subsidiaries is listed or proposed for listing (with respect to owned property only) on the National Priorities List pursuant to CERCLA, on the CERCLIS or on any similar state list of sites requiring investigation or clean-up;

          (f) there are no underground storage tanks, active or abandoned, including petroleum storage tanks, on or under any property now or previously owned or leased by the Borrower or any of its Subsidiaries that, singly or in the aggregate, have, or may reasonably be expected to have, a material adverse effect on the financial condition, operations, assets, business, properties or prospects of the Borrower and its Subsidiaries;

          (g) neither Borrower nor any Subsidiary of the Borrower has directly transported or directly arranged for the transportation of any Hazardous Material to any location which is listed or proposed for listing on the National Priorities List pursuant to CERCLA, on the CERCLIS or on any similar state list or which is the subject of federal, state or local enforcement actions or other investigations which may lead to material claims against the Borrower or such Subsidiary thereof for any remedial work, damage to natural resources or personal injury, including claims under CERCLA;

          (h) there are no polychlorinated biphenyls or friable asbestos present at any property now or previously owned or leased by the Borrower or any Subsidiary of the Borrower that, singly or in the aggregate, have, or may reasonably be expected to have, a material adverse effect on the financial condition, operations, assets, business, properties or prospects of the Borrower and its Subsidiaries; and

          (i) no conditions exist at, on or under any property now or previously owned or leased by the Borrower which, with the passage of time, or the giving of notice or both, would give rise to any material liability under any Environmental Law.

     SECTION VI.13  Regulations U and X.  The Borrower is not engaged in the
                    -------------------
business of extending credit for the purpose of purchasing or carrying margin stock, and no proceeds of any Loans will be used for a purpose which violates, or would be inconsistent with, F.R.S. Board Regulation U or X. Terms for which meanings are provided in F.R.S. Board Regulation U or X or any regulations substituted therefor, as from time to time in effect, are used in this Section with such meanings.

     SECTION VI.14  Accuracy of Information.  All factual information heretofore
                    -----------------------
or contemporaneously furnished by or on behalf of the Borrower in writing to the Agent or any Lender for purposes of or in connection with this Agreement or any transaction contemplated hereby is, and all other such factual information hereafter furnished by or on behalf of the Borrower to the Agent or any Lender will be, true and accurate in every material respect on the date as of which such information is dated or certified and as of the date of execution and delivery of this Agreement by the Agent and such Lender, and such information is not, or shall not be, as the case may be, incomplete by omitting to state any material fact necessary to make such information not misleading provided that to
                                                                --------
the extent any such information, report, financial statement, exhibit or schedule was based upon or constitutes a forecast or projection, the Borrower represents only that it acted in good faith and utilized reasonable assumptions and due care in the preparation of such information, report, financial statement, exhibit or schedule (it being understood that forecasts and projections by their nature involve approximations and uncertainties).

     SECTION VI.15  Year 2000 Representations.  On the basis of a comprehensive
                    -------------------------
review and assessment of Borrower's systems and equipment and inquiry made of Borrower's material suppliers, vendors and customers, the Borrower reasonably believes that the "Year 2000 problem" (that is, the inability of computers, as well as embedded microchips in non-computing devices, to perform properly date-sensitive functions with respect to certain dates prior to and after December 31, 1999), including costs of remediation, will not have a material adverse change in the financial condition, operations, assets, properties or prospects of the Borrower. The Borrower has developed reasonably feasible contingency plans adequate to ensure uninterrupted and unimpaired business operation in the event of failure of its own or, to the extent within the Borrower's control, a third party's systems or equipment due to the Year 2000 problem, including those of material vendors, customers, and suppliers, as well as a general failure of or interruption in its communications and delivery infrastructure.


                                  ARTICLE VII

                                   COVENANTS

     SECTION VII.1  Affirmative Covenants.  The Borrower agrees with the Agent
                    ---------------------
and each Lender that, until all Commitments have terminated and all Obligations have been paid and performed in full, the Borrower will perform the obligations set forth in this Section 7.1.
                  -----------

     SECTION VII.1.1   Financial Information, Reports, Notices, etc.  The
                       --------------------------------------------
Borrower will furnish, or will cause to be furnished, to each Lender and the Agent copies of the following financial statements, reports, notices and information:

          (a   as soon as available and in any event within 45 days after the end of each of the first three Fiscal Quarters of each Fiscal Year of the Borrower, consolidated balance sheets of the Borrower and its Subsidiaries as of the end of such Fiscal Quarter and consolidated statements of earnings and cash flow of the Borrower and its Subsidiaries for such Fiscal Quarter and for the period commencing at the end of the previous Fiscal Year and ending with the end of such Fiscal Quarter, certified by the chief financial Authorized Officer of the Borrower;

          (b   as soon as available and in any event within 90 days after the end of each Fiscal Year of the Borrower, a copy of the annual audit report for such Fiscal Year for the Borrower and its Subsidiaries, including therein consolidated balance sheets of the Borrower and its Subsidiaries as of the end of such Fiscal Year and consolidated statements of earnings and cash flow of the Borrower and its Subsidiaries for such Fiscal Year, in each case certified (without any Impermissible Qualification) in a manner acceptable to the Agent and the Required Lenders by Arthur Andersen & Co. or other independent public accountants acceptable to the Agent and the Required Lenders, together with a certificate from such accountants containing a computation of, and showing compliance with, each of the financial ratios and restrictions contained in Section 7.2.4 and to the
                                                    -------------
     effect that, in making the examination necessary for the signing of such annual report by such accountants, they have not become aware of any

     Default or Event of Default that has occurred and is continuing, or, if they have become aware of such Default or Event of Default, describing such Default or Event of Default and the steps, if any, being taken to cure it;

          (c   as soon as available and in any event within 45 days after the end of each Fiscal Quarter and 90 days after the end of each Fiscal Year, a certificate, executed by the chief financial Authorized Officer of the Borrower, showing (in reasonable detail and with appropriate calculations and computations in all respects satisfactory to the Agent) compliance with the financial covenants set forth in Section 7.2.4.;
                                          --------------

          (d   as soon as possible and in any event within three days after the occurrence of each Default, a statement of the chief financial Authorized Officer of the Borrower setting forth details of such Default and the action which the Borrower has taken and proposes to take with respect thereto;

          (e   as soon as possible and in any event within three days after (x)
     the occurrence of any materially adverse development with respect to any litigation, action, proceeding or labor controversy described in Section
                                                                      -------
     6.7 or (y) the commencement of any material labor controversy, litigation,
     ---
     action or proceeding of the type described in Section 6.7, notice thereof
                                                   -----------
     and copies of all documentation relating thereto;

          (f   promptly after the sending or filing thereof, copies of all reports which the Borrower sends to any of its securityholders, and all reports and registration statements which the Borrower or any of its Subsidiaries files with the Securities and Exchange Commission or any national securities exchange;

          (g   immediately upon becoming aware of the institution of any steps by the Borrower or any other Person to terminate any Pension Plan, or the failure to make a required contribution to any Pension Plan if such failure is sufficient to give rise to a Lien under section 302(f) of

     ERISA, or the taking of any action with respect to a Pension Plan which could result in the requirement that the Borrower furnish a bond or other security to the PBGC or such Pension Plan, or the occurrence of any event with respect to any Pension Plan which could result in the incurrence by the Borrower of any material liability, fine or penalty, or any material increase in the contingent liability of the Borrower with respect to any post-retirement Welfare Plan benefit, notice thereof and copies of all documentation relating thereto; and

          (h   such other information respecting the condition or operations, financial or otherwise, of the Borrower or any of its Subsidiaries as any Lender through the Agent may from time to time reasonably request.

     SECTION VII.1.2   Compliance with Laws, etc.  The Borrower will, and will
                       --------------------------
cause each of its Subsidiaries to, comply in all material respects with all applicable laws, rules, regulations and orders, such compliance to include (without limitation):

          (a   the maintenance and preservation of its corporate existence and qualification as a foreign corporation; and

          (b   the payment, before the same become delinquent, of all taxes, assessments and governmental charges imposed upon it or upon its property except to the extent being diligently contested in good faith by appropriate proceedings and for which adequate reserves in accordance with GAAP shall have been set aside on its books.

     SECTION VII.1.3   Maintenance of Properties.  The Borrower will, and will
                       -------------------------
cause each of its Subsidiaries to, maintain, preserve, protect and keep its properties in good repair, working order and condition, and make necessary and proper repairs, renewals and replacements so that its business carried on in connection therewith may be properly conducted at all times unless the Borrower determines in good faith that the continued maintenance of any of its properties is no longer economically desirable.

     SECTION VII.1.4   Insurance.  The Borrower will, and will cause each of its
                       ---------
Subsidiaries to, maintain or cause to be maintained with responsible insurance companies insurance with respect to its properties and business (including business interruption insurance) against such casualties and contingencies and of such types and in such amounts as is customary in the case of similar businesses and will, upon request of the Agent, furnish to the Agent for delivery to each Lender at reasonable intervals a certificate of an Authorized Officer of the Borrower setting forth the nature and extent of all insurance maintained by the Borrower and its Subsidiaries in accordance with this Section.

     SECTION VII.1.5   Books and Records. The Borrower will, and will cause each
                       -----------------
of its Subsidiaries to, keep books and records which accurately reflect all of its business affairs and transactions and permit the Agent and each Lender or any of their respective representatives, at reasonable times and intervals, to visit all of its offices, to discuss its financial matters with its officers and independent public accountant (and the Borrower hereby authorizes such independent public accountant to discuss the Borrower's financial matters with each Lender or its representatives whether or not any representative of the Borrower is present) and to examine (and, at the expense of the Borrower, photocopy extracts from) any of its books or other corporate records. Prior to the occurrence and continuance of a Default, the Borrower shall pay up to $25,000 of such independent public accountant's fees incurred in any fiscal year in connection with the exercise by the Agent or any Lender of its rights pursuant to this Section, and the Agent or such Lender shall be responsible for any amounts in excess thereof. After the occurrence and during the continuance of any Default, the Borrower shall pay any fees of such independent public accountant incurred in connection with the Agent's or any Lender's exercise of its rights pursuant to this Section.

     SECTION VII.1.6   Environmental Covenant. The Borrower will, and will cause
                       ----------------------
each of its Subsidiaries to,

          (a   use and operate all of its facilities and properties in material compliance with all Environmental Laws, keep all necessary permits, approvals, certificates, licenses and other authorizations relating to environmental matters in effect and remain in material compliance therewith, and handle all Hazardous Materials in material compliance with all applicable Environmental Laws;

          (b   immediately notify the Agent and provide copies upon receipt of all material written claims, complaints, notices or inquiries relating to the condition of its facilities and properties or compliance with Environmental Laws, and shall promptly cure and have dismissed with prejudice to the satisfaction of the Agent any actions and proceedings relating to compliance with Environmental Laws; and

          (c   provide such information and certifications which the Agent may reasonably request from time to time to evidence compliance with this
     Section 7.1.6.
     -------------

     SECTION VII.1.7   Financial Statements.  On or before August 31, 1999, the
                       --------------------
Borrower will deliver to the Agent a copy of the annual audit report for the Fiscal Year ending December 31, 1998 for the Borrower and its Subsidiaries, including therein consolidated balance sheets of the Borrower and its Subsidiaries as of the end of such Fiscal Year and consolidated statements of earnings and cash flows of the Borrower and its Subsidiaries for such Fiscal Year, in each case certified (without any Impermissible Qualification) any manner acceptable to the Agent and the Required Lenders by Arthur Andersen & Co., which audited financial statements shall reflect no material changes from the unaudited financial statements previously delivered to Scotiabank and described in Section 6.5 hereof.
             -----------

     SECTION VII.2  Negative Covenants.  The Borrower agrees with the Agent and
                    ------------------
each Lender that, until all Commitments have terminated and all Obligations have been paid and performed in full, the Borrower will perform the obligations set forth in this Section 7.2.
              -----------

     SECTION VII.2.1   Business Activities.  The Borrower will not, and will not
                       -------------------
permit any of its Subsidiaries to, engage in any business activity, except for any line of business related to e-commerce and such activities as may be incidental or related thereto.

     SECTION VII.2.2   Indebtedness.  The Borrower will not, and will not permit
                       ------------
any of its Subsidiaries to, create, incur, assume or suffer to exist or otherwise become or be liable in respect of any Indebtedness, other than, without duplication, the following:

          (a   Indebtedness in respect of the Loans and other Obligations;

          (b   until the date of the initial Borrowing, Indebtedness identified in Item 7.2.2(b) ("Indebtedness to be Paid") of the Disclosure Schedule;
        -------------

          (c   Indebtedness existing as of the Effective Date which is
     identified in Item 7.2.2(c) ("Ongoing Indebtedness") of the Disclosure
                   -------------
     Schedule;

          (d   Indebtedness of the Borrower or its Subsidiaries in an aggregate principal amount not to exceed: (i) in the case of Ingram Micro, an amount equal to the previous month's aggregate sales, (ii) in the case of Ingram Entertainment, Inc., $14,000,000, (iii) in the case of Ingram Books, Inc., $10,000,000, (iv) in the case of Valley Media, Inc., $10,000,000 and (v) in the case of any other vendor of goods for new lines of business for the Company and its Subsidiaries, an amount not to exceed $10,000,000 per vendor, in each case to finance the acquisition of assets from such Person;

          (e   unsecured Indebtedness incurred in the ordinary course of
     business (including open accounts extended by suppliers on normal trade terms in connection with purchases of goods and services, but excluding Indebtedness incurred through the borrowing of money or Contingent Liabilities);

          (f   Indebtedness in respect of Capitalized Lease Liabilities to the extent permitted by Section 7.2.7;
                         -------------

          (g   other Indebtedness of the Borrower and its Subsidiaries in an
     aggregate amount not to exceed $3,000,000;

provided, however, that no Indebtedness otherwise permitted by clauses (d), (e),
--------  -------                                              -----------  ---
(f), or (g) shall be permitted if, after giving effect to the incurrence
---     ---
thereof, any Default shall have occurred and be continuing.

     SECTION VII.2.3   Liens.  The Borrower will not, and will not permit any of
                       -----
its Subsidiaries to, create, incur, assume or suffer to exist any Lien upon any of its property, revenues or assets, whether now owned or hereafter acquired, except:

          (a   Liens securing payment of Indebtedness of the type permitted and described in clause (b) of Section 7.2.2;
                  ----------    -------------

          (b   Liens granted prior to the Effective Date to secure payment of
     Indebtedness of the type permitted and described in clause (c) of Section
                                                         ----------    -------
     7.2.2;
     -----

          (c   Liens granted to secure payment of Indebtedness of the type permitted and described in clauses (d) and (f) of Section 7.2.2 and
                                -----------     ---    -------------
     covering only those assets acquired with the proceeds of such Indebtedness;

          (d   Liens for taxes, assessments or other governmental charges or levies not at the time delinquent or thereafter payable without penalty or being diligently contested in good faith by appropriate proceedings and for which adequate reserves in accordance with GAAP shall have been set aside on its books;

          (e   Liens of carriers, warehousemen, mechanics, materialmen and landlords incurred in the ordinary course of business for sums not overdue or being diligently contested in good faith by appropriate proceedings and for which adequate reserves in accordance with GAAP shall have been set aside on its books;

          (f   Liens incurred in the ordinary course of business in connection with workmen's compensation, unemployment insurance or other forms of governmental insurance or benefits, or to secure performance of tenders, statutory obligations, leases and contracts (other than for borrowed money) entered into in the ordinary course of business or to secure obligations on surety or appeal bonds;

          (g   judgment Liens in existence less than 15 days after the entry thereof or with respect to which execution has been stayed or the payment of which is covered in full (subject to a customary deductible) by insurance maintained with responsible insurance companies; and

          (h   zoning restrictions, easements, encroachments, licenses,
     restrictions or covenants on the use of the Borrower's or any of its Subsidiaries' real property.

     SECTION VII.2.4   Financial Condition.  The Borrower will not permit:
                       -------------------

          (a   Its Tangible Net Worth to be less than a negative $50,000,000.

          (b   Its net operating losses for any fiscal quarter set forth below to exceed the amount set forth below opposite such fiscal quarter:

            Fiscal Quarter          Maximum Net Operation Loss
            --------------          --------------------------
          2nd quarter - 1999               - $19,000,000
          3rd quarter - 1999               - $13,000,000
          4th quarter - 1999               - $ 6,000,000
          1st quarter - 2000               - $ 2,500,000
          2nd quarter - 2000
            and thereafter                      zero

          (c   Its Current Ratio to be less than 0.8 to 1.0 as of September 30,
     1999 or less than 2.0 to 1.0 as of December 31, 1999 or the end of any Fiscal Quarter thereafter.

     SECTION VII.2.5   Investments.  The Borrower will not, and will not permit
                       -----------
any of its Subsidiaries to, make, incur, assume or suffer to exist any Investment in any other Person, except:

          (a   Investments existing on the Effective Date and identified in Item
                                                                            ----
     7.2.5(a) ("Ongoing Investments") of the Disclosure Schedule;
     --------

          (b   Cash Equivalent Investments;

          (c   without duplication, Investments permitted as Indebtedness pursuant to Section 7.2.2;
                 -------------

          (d   without duplication, Investments permitted as Capital
     Expenditures pursuant to Section 7.2.7;
                              -------------

          (e   in the ordinary course of business, Investments by the Borrower in any of its Subsidiaries, or by any such Subsidiary in any of its Subsidiaries, by way of contributions to capital or loans or advances; and

          (f   Investments in which the sole consideration contributed by the
     Borrower is the capital stock of the Borrower;

          (g   Investments (including, but not limited to, joint ventures) in the airline and insurance industries, each in an aggregate amount at any one time not to exceed $2,000,000;

          (h   other cash Investments in an aggregate amount at any one time not to exceed $2,000,000;

provided, however, that no Investment otherwise permitted by clause (e), (f),
--------  -------                                            ----------  ---
(g), or (h) shall be permitted to be made if, immediately before or after giving
---     ---
effect thereto, any Default shall have occurred and be continuing.

     SECTION VII.2.6   Restricted Payments, etc.  On and at all times after the
                       ------------------------
Effective Date:

          (a   the Borrower will not declare, pay or make any dividend or distribution (in cash, property or obligations) on any shares of any class of capital stock (now or hereafter outstanding) of the Borrower or on any warrants, options or other rights with respect to any shares of any class of capital stock (now or hereafter outstanding) of the Borrower (other than dividends or distributions payable in its common stock or warrants to purchase its common stock or splitups or reclassifications of its stock into additional or other shares of its common stock) or apply, or permit any of its Subsidiaries to apply, any of its funds, property or assets to the purchase, redemption, sinking fund or other retirement of, or agree or permit any of its Subsidiaries to purchase or redeem, any shares of any class of capital stock (now or hereafter outstanding) of the Borrower, or warrants, options or other rights with respect to any shares of any class of capital stock (now or hereafter outstanding) of the Borrower; provided,
                                                                      --------
     however that the Borrower and its Subsidiaries may make redemptions of stock of employees in an aggregate amount not to exceed $2,000,000 in any fiscal year;

          (b   the Borrower will not, and will not permit any of its
     Subsidiaries to

               (i) make any payment or prepayment of principal of, or make any payment of interest on, any Subordinated Debt on any day other than the stated, scheduled date for such payment or prepayment set forth in the documents and instruments memorializing such Subordinated Debt, or which would violate the subordination provisions of such Subordinated Debt; or

               (ii)  redeem, purchase or defease, any Subordinated Debt; and

          (c   the Borrower will not, and will not permit any Subsidiary to, make any deposit for any of the foregoing purposes.

     SECTION VII.2.7   Capital Expenditures, etc.  The Borrower will not, and
                       -------------------------
will not permit any of its Subsidiaries to, make or commit to make Capital Expenditures in any period set forth below, except Capital Expenditures which do not aggregate in excess of the amount set forth below opposite such period:

     1999 Fiscal Year               $7,000,000
     First 6 months of 2000         $7,000,000.

     SECTION VII.2.8   Rental Obligations.  The Borrower will not, and will not
                       ------------------
permit any of its Subsidiaries to, enter into at any time any arrangement which does not create a Capitalized Lease Liability and which involves the leasing by the Borrower or any of its Subsidiaries from any lessor of any real or personal property (or any interest therein), except arrangements which, together with all other such arrangements which shall then be in effect, will not require the payment of an aggregate amount of rentals by the Borrower and its Subsidiaries in excess of (excluding escalations resulting from a rise in the consumer price or similar index) $3,000,000 for any Fiscal Year; provided, however, that any
                                                  --------  -------
calculation made for purposes of this Section shall exclude any amounts required to be expended for maintenance and repairs, insurance, taxes, assessments, and other similar charges.

     SECTION VII.2.9   Consolidation, Merger, etc.  The Borrower will not, and
                       --------------------------
will not permit any of its Subsidiaries to, liquidate or dissolve, consolidate with, or merge into or with, any other corporation, or purchase or otherwise acquire all or substantially all of the assets of any Person (or of any division thereof) except

          (a   any such Subsidiary may liquidate or dissolve voluntarily into, and may merge with and into, the Borrower or any other Subsidiary, and the assets or stock of any Subsidiary may be purchased or otherwise acquired by the Borrower or any other Subsidiary; and

          (b   so long as no Default has occurred and is continuing or would occur after giving effect thereto, the Borrower or any of its Subsidiaries may purchase all or substantially all of the assets of any Person, or acquire such Person by merger, if permitted (without duplication) by
     Section 7.2.7 to be made as a Capital Expenditure.
     -------------

     SECTION VII.2.10  Asset Dispositions, etc.  The Borrower will not, and will
                       -----------------------
not permit any of its Subsidiaries to, sell, transfer, lease, contribute or otherwise convey, or grant options, warrants or other rights with respect to, all or any substantial part of its assets (including accounts receivable, capital stock of Subsidiaries and intangible assets and excluding any capital stock of the Borrower issued pursuant to an Investment permitted by Section
                                                                    -------
7.2.5.) to any Person, unless
-----

          (a   such sale, transfer, lease, contribution or conveyance is in the ordinary course of its business or is permitted by Section 7.2.10; or
                                                        --------------

          (b   the net book value of such assets, together with the net book value of all other assets sold, transferred, leased, contributed or conveyed otherwise than in the ordinary course of business by the Borrower or any of its Subsidiaries pursuant to this clause since the Effective Date, does not exceed $500,000.

     SECTION VII.2.11  Transactions with Affiliates.  The Borrower will not, and
                       ----------------------------
will not permit any of its Subsidiaries to, enter into, or cause, suffer or permit to exist any arrangement or contract with any of its other Affiliates unless such arrangement or contract is fair and equitable to the Borrower or such Subsidiary and is an arrangement or contract of the kind which would be entered into by a prudent Person in the position of the Borrower or such Subsidiary with a Person which is not one of its Affiliates.

     SECTION VII.2.12  Negative Pledges, etc.  The Borrower will not, and will
                       ---------------------
not permit any of its Subsidiaries to, enter into any agreement (excluding this Agreement, any other Loan Document and any agreement governing any Indebtedness permitted either by clause (b) of Section 7.2.2 as in effect on the Effective
                    ----------    -------------
Date or by clause (d) of Section 7.2.2 as to the assets financed with the
           ----------    -------------
proceeds of such Indebtedness) prohibiting

          (a   the creation or assumption of any Lien upon its properties, revenues or assets, whether now owned or hereafter acquired (other than properties and assets that are subject to Liens permitted by Section
                                                                  -------
     7.2.3), or the ability of the Borrower or any other Obligor to amend or otherwise modify this Agreement or any other Loan Document; or

          (b   the ability of any Subsidiary to make any payments, directly or indirectly, to the Borrower by way of dividends, advances, repayments of loans or advances, reimbursements of management and other intercompany charges, expenses and accruals or other returns on investments, or any other agreement or arrangement which restricts the ability of any such Subsidiary to make any payment, directly or indirectly, to the Borrower.


                                 ARTICLE VIII

                               EVENTS OF DEFAULT

     SECTION VIII.1 Listing of Events of Default.  Each of the following events
                    ----------------------------
or occurrences described in this Section 8.1 shall constitute an "Event of
                                 -----------                      --------
Default".
-------

     SECTION VIII.1.1  Non-Payment of Obligations.  The Borrower shall default
                       --------------------------
in the payment or prepayment when due of any principal of or interest on any Loan (and, in the case of a payment or prepayment of interest, such default shall continue unremedied for a period of three Business Days), or the Borrower shall default (and such default shall continue unremedied for a period of five days) in the payment when due of any commitment fee or of any other Obligation.

     SECTION VIII.1.2  Breach of Warranty.  Any representation or warranty of
                       ------------------
the Borrower or any other Obligor made or deemed to be made hereunder or in any other Loan Document executed by it or any other writing or certificate furnished by or on behalf of the Borrower or any other Obligor to the Agent or any Lender for the purposes of or in connection with this Agreement or any such other Loan Document (including any certificates delivered pursuant to Article V) is or
                                                           ---------
shall be incorrect when made in any material respect.

     SECTION VIII.1.3  Non-Performance of Certain Covenants and Obligations.
                       ----------------------------------------------------
The Borrower shall default in the due performance and observance of any of its obligations under clause (d) of Section 7.1.1 or Section 7.2 or the Trust shall
                  ----------    -------------    -----------
default in the due performance and observance of any of its obligations under
Section 7(f) of the Guaranty.
------------

     SECTION VIII.1.4  Non-Performance of Other Covenants and Obligations.  Any
                       --------------------------------------------------
Obligor shall default in the due performance and observance of any other agreement contained herein or in any other Loan Document executed by it, and such default shall continue unremedied for a period of 30 days after notice thereof shall have been given to the Borrower by the Agent or any Lender.

     SECTION VIII.1.5  Default on Other Indebtedness.  A default shall occur in
                       -----------------------------
the payment when due (subject to any applicable grace period), whether by acceleration or otherwise, of any Indebtedness of the Borrower or any of its Subsidiaries (including, without limitation, any accounts payable or other Indebtedness owing to Ingram Micro) or any other Obligor having a principal amount, individually or in the aggregate, in excess of $500,000, or a default shall occur in the performance or observance of any obligation or condition with respect to such Indebtedness if the effect of such default is to accelerate the maturity of any such Indebtedness or such default shall continue unremedied for any applicable period of time sufficient to permit the holder or holders of such Indebtedness, or any trustee or agent for such holders, to cause such Indebtedness to become due and payable prior to its expressed maturity.

     SECTION VIII.1.6  Judgments.  Except as disclosed in Item 6.7 to the
                       ---------
Disclosure Schedule, any judgment or order for the payment of money in excess of $1,000,000 shall be rendered against the Borrower or any of its Subsidiaries or any other Obligor and either

          (a   enforcement proceedings shall have been commenced by any creditor upon such judgment or order; or

          (b   there shall be any period of 30 consecutive days during which a stay of enforcement of such judgment or order, by reason of a pending appeal or otherwise, shall not be in effect.

     SECTION VIII.1.7  Pension Plans.  Any of the following events shall occur
                       -------------
with respect to any Pension Plan

          (a the institution of any steps by the Borrower, any member of its Controlled Group or any other Person to terminate a Pension Plan if, as a result of such termination, the Borrower or any such member could be required to make a contribution to such Pension Plan, or could reasonably expect to incur a liability or obligation to such Pension Plan, in excess of $500,000; or

          (b   a contribution failure occurs with respect to any Pension Plan sufficient to give rise to a Lien under Section 302(f) of ERISA.

     SECTION VIII.1.8  Control of the Borrower.  Any Change in Control shall
                       -----------------------
occur.

     SECTION VIII.1.9  Bankruptcy, Insolvency, etc.  The Borrower or any of its
                       ---------------------------
Subsidiaries or any other Obligor shall

          (a   become insolvent or generally fail to pay, or admit in writing its inability or unwillingness to pay, debts as they become due;

          (b   apply for, consent to, or acquiesce in, the appointment of a trustee, receiver, sequestrator or other custodian for the Borrower or any of its Subsidiaries or any other Obligor or any property of any thereof, or make a general assignment for the benefit of creditors;

          (c   in the absence of such application, consent or acquiescence, permit or suffer to exist the appointment of a trustee, receiver, sequestrator or other custodian for the Borrower or any of its Subsidiaries or any other Obligor or for a substantial part of the property of any thereof, and such trustee, receiver, sequestrator or other custodian shall not be discharged within 60 days, provided that the Borrower, each Subsidiary and each other Obligor hereby expressly authorizes the Agent and each Lender to appear in any court conducting any relevant proceeding during such 60-day period to preserve, protect and defend their rights under the Loan Documents;

          (d   permit or suffer to exist the commencement of any bankruptcy, reorganization, debt arrangement or other case or proceeding under any bankruptcy or insolvency law, or any dissolution, winding up or liquidation proceeding, in respect of the Borrower or any of its Subsidiaries or any other Obligor, and, if any such case or proceeding is not commenced by the Borrower or such Subsidiary or such other Obligor, such case or proceeding shall be consented to or acquiesced in by the Borrower or such Subsidiary or such other Obligor or shall result in the entry of an order for relief or shall remain for 60 days undismissed, provided that the Borrower, each Subsidiary and each other Obligor hereby expressly authorizes the Agent and each Lender to appear in any court conducting any such case or proceeding during such 60-day period to preserve, protect and defend its rights under the Loan Documents; or

          (e   take any action authorizing, or in furtherance of, any of the foregoing.

     SECTION VIII.1.10  Impairment.  Any Loan Document shall (except in
                        ----------
accordance with its terms), in whole or in part, terminate, cease to be effective or cease to be the legally valid, binding and enforceable obligation of any Obligor party thereto; the Trust shall be amended without the prior written consent of the Agent; or the Borrower, any other Obligor or any other party shall, directly or indirectly, contest in any manner the effectiveness, validity, binding nature or enforceability of such Loan Document or the Trust.

     SECTION VIII.1.11   Termination of Material Contracts.  Any material
                         ---------------------------------
contract in excess of $1,000,000 of the Borrower (including, without limitation, the supply agreement with Ingram Micro) shall (except in accordance with its terms) terminate, cease to be effective or cease to be the legally valid, binding and enforceable obligation of any party thereto unless such termination or cessation is consistent with the Borrower's business objectives as evidenced by a vote of the Borrower's board of directors.

     SECTION VIII.2 Action if Bankruptcy.  If any Event of Default described in
                    --------------------
clauses (a) through (d) of Section 8.1.9 shall occur, the Commitment (if not
-----------         ---    -------------
theretofore terminated) shall automatically terminate and the outstanding principal amount of all outstanding Loans and all other Obligations shall automatically be and become immediately due and payable, without notice or demand.

     SECTION VIII.3 Action if Other Event of Default.  If any Event of Default
                    --------------------------------
(other than any Event of Default described in clauses (a) through (d) of Section
                                              -----------         ---    -------
8.1.9) shall occur for any reason, whether voluntary or involuntary, and be
-----
continuing, the Agent, upon the direction of the Required Lenders, shall by notice to the Borrower declare all or any portion of the outstanding principal amount of the Loans and other Obligations to be due and payable and/or the Commitments (if not theretofore terminated) to be terminated, whereupon the full unpaid amount of such Loans and other Obligations which shall be so declared due and payable shall be and become immediately due and payable, without further notice, demand or presentment, and/or, as the case may be, the Commitments shall terminate.

                                  ARTICLE IX

                                   THE AGENT

     SECTION IX.1   Actions.  Each Lender hereby appoints Scotiabank as its
                    -------
Agent under and for purposes of this Agreement, the Notes and each other Loan Document. Each Lender authorizes the Agent to act on behalf of such Lender under this Agreement, the Notes and each other Loan Document and, in the absence of other written instructions from the Required Lenders received from time to time by the Agent (with respect to which the Agent agrees that it will comply, except as otherwise provided in this Section or as otherwise advised by counsel), to exercise such powers hereunder and thereunder as are specifically delegated to or required of the Agent by the terms hereof and thereof, together with such powers as may be reasonably incidental thereto. Each Lender hereby indemnifies (which indemnity shall survive any termination of this Agreement) the Agent, pro rata according to such Lender's Percentage, from and against any
           --- ----
and all liabilities, obligations, losses, damages, claims, costs or expenses of any kind or nature whatsoever which may at any time be imposed on, incurred by, or asserted against, the Agent in any way relating to or arising out of this Agreement, the Notes and any other Loan Document, including reasonable attorneys' fees, and as to which the Agent is not reimbursed by the Borrower; provided, however, that no Lender shall be liable for the payment of any portion
--------  -------
of such liabilities, obligations, losses, damages, claims, costs or expenses which are determined by a court of competent jurisdiction in a final proceeding to have resulted solely from the Agent's gross negligence or wilful misconduct. The Agent shall not be required to take any action hereunder, under the Notes or under any other Loan Document, or to prosecute or defend any suit in respect of this Agreement, the Notes or any other Loan Document, unless it is indemnified hereunder to its satisfaction. If any indemnity in favor of the Agent shall be or become, in the Agent's determination, inadequate, the Agent may call for additional indemnification from the Lenders and cease to do the acts indemnified against hereunder until such additional indemnity is given.

     SECTION IX.2   Funding Reliance, etc.  Unless the Agent shall have been
                    ---------------------
notified by telephone, confirmed in writing, by any Lender by 3:00 p.m., San Francisco time, on the day prior to a Borrowing that such Lender will not make available the amount which would constitute its Percentage of such Borrowing on the date specified therefor, the Agent may assume that such Lender has made such amount available to the Agent and, in reliance upon such assumption, make available to the Borrower a corresponding amount. If and to the extent that such Lender shall not have made such amount available to the Agent, such Lender and the Borrower severally agree to repay the Agent forthwith on demand such corresponding amount together with interest thereon, for each day from the date the Agent made such amount available to the Borrower to the date such amount is repaid to the Agent, at the interest rate applicable at the time to Loans comprising such Borrowing.

     SECTION IX.3   Exculpation.  Neither the Agent nor any of its directors,
                    -----------
officers, employees or agents shall be liable to any Lender for any action taken or omitted to be taken by it under this Agreement or any other Loan Document, or in connection herewith or therewith, except for its own wilful misconduct or gross negligence, nor responsible for any recitals or warranties herein or therein, nor for the effectiveness, enforceability, validity or due execution of this Agreement or any other Loan Document, nor for the creation, perfection or priority of any Liens purported to be created by any of the Loan Documents, or the validity, genuineness, enforceability, existence, value or sufficiency of any collateral security, nor to make any inquiry respecting the performance by the Borrower of its obligations hereunder or under any other Loan Document. Any such inquiry which may be made by the Agent shall not obligate it to make any further inquiry or to take any action. The Agent shall be entitled to rely upon advice of counsel concerning legal matters and upon any notice, consent, certificate, statement or writing which the Agent believes to be genuine and to have been presented by a proper Person.

     SECTION IX.4   Successor.  The Agent may resign as such at any time upon at
                    ---------
least 30 days' prior notice to the Borrower and all Lenders. If the Agent at any time shall resign, the Required Lenders may appoint another Lender as a successor Agent which shall thereupon become the Agent hereunder. If no successor Agent shall have been so appointed by the Required Lenders, and shall have accepted such appointment, within 30 days after the retiring Agent's giving notice of resignation, then the retiring Agent may, on behalf of the Lenders, appoint a successor Agent, which shall be one of the Lenders or a commercial banking institution organized under the laws of the U.S. (or any State thereof) or a U.S. branch or agency of a commercial banking institution, and having a combined capital and surplus of at least $500,000,000. Upon the acceptance of any appointment as Agent hereunder by a successor Agent, such successor Agent shall be entitled to receive from the retiring Agent such documents of transfer and assignment as such successor Agent may reasonably request, and shall thereupon succeed to and become vested with all rights, powers, privileges and duties of the retiring Agent, and the retiring Agent shall be discharged from its duties and obligations under this Agreement. After any retiring Agent's resignation hereunder as the Agent, the provisions of

          (a   this Article IX shall inure to its benefit as to any actions
                    ----------
     taken or omitted to be taken by it while it was the Agent under this Agreement; and

          (b   Section 10.3 and Section 10.4 shall continue to inure to its
               ------------     ------------
     benefit.

     SECTION IX.5   Loans by Scotiabank.  Scotiabank shall have the same rights
                    -------------------
and powers with respect to (x) the Loans made by it or any of its Affiliates, and (y) the Notes held by it or any of its Affiliates as any other Lender and may exercise the same as if it were not the Agent. Scotiabank and its Affiliates may accept deposits from, lend money to, and generally engage in any kind of business with the Borrower or any Subsidiary or Affiliate of the Borrower as if Scotiabank were not the Agent hereunder.

     SECTION IX.6   Credit Decisions.  Each Lender acknowledges that it has,
                    ----------------
independently of the Agent and each other Lender, and based on such Lender's review of the financial information of the Borrower, this Agreement, the other Loan Documents (the terms and provisions of which being satisfactory to such Lender) and such other documents, information and investigations as such Lender has deemed appropriate, made its own credit decision to extend its Commitment. Each Lender also acknowledges that it will, independently of the Agent and each other Lender, and based on such other documents, information and investigations as it shall deem appropriate at any time, continue to make its own credit decisions as to exercising or not exercising from time to time any rights and privileges available to it under this Agreement or any other Loan Document.

     SECTION IX.7   Copies, etc.  The Agent shall give prompt notice to each
                    -----------
Lender of each notice or request required or permitted to be given to the Agent by the Borrower pursuant to the terms of this Agreement (unless concurrently delivered to the Lenders by the Borrower). The Agent will distribute to each Lender each document or instrument received for its account and copies of all other communications received by the Agent from the Borrower for distribution to the Lenders by the Agent in accordance with the terms of this Agreement.


                                   ARTICLE X

                           MISCELLANEOUS PROVISIONS

     SECTION X.1    Waivers, Amendments, etc.  The provisions of this Agreement
                    ------------------------
and of each other Loan Document may from time to time be amended, modified or waived, if such amendment, modification or waiver is in writing and consented to by the Borrower and the Required Lenders; provided, however, that no such
                                          --------  -------
amendment, modification or waiver which would:

          (a   modify any requirement hereunder that any particular action be taken by all the Lenders or by the Required Lenders shall be effective unless consented to by each Lender;

          (b   modify this Section 10.1, change the definition of "Required
                           ------------                            --------
     Lenders", increase the Commitment Amount or the Percentage of any Lender,
     -------
     reduce any fees described in Article III, change the schedule of reductions
                                  -----------
     to the Commitments provided for in Section 2.2.2, release any collateral
                                        -------------
     security, except as otherwise specifically provided in any Loan Document, or extend the Commitment Termination Date shall be made without the consent of each Lender and each holder of a Note;

          (c   extend the due date for, or reduce the amount of, any scheduled repayment or prepayment of principal of or interest on any Loan (or reduce the principal amount of or rate of interest on any Loan) shall be made without the consent of the holder of that Note evidencing such Loan; or

          (d   affect adversely the interests, rights or obligations of the
     Agent qua the Agent shall be made without consent of the Agent.
           ---

No failure or delay on the part of the Agent, any Lender or the holder of any
Note in exercising any power or right under this Agreement or any other Loan Document shall operate as a waiver thereof, nor shall any single or partial exercise of any such power or right preclude any other or further exercise thereof or the exercise of any other power or right. No notice to or demand on the Borrower in any case shall entitle it to any notice or demand in similar or other circumstances. No waiver or approval by the Agent, any Lender or the holder of any Note under this Agreement or any other Loan Document shall, except as may be otherwise stated in such waiver or approval, be applicable to subsequent transactions. No waiver or approval hereunder shall require any similar or dissimilar waiver or approval thereafter to be granted hereunder.

     SECTION X.2    Notices.  All notices and other communications provided to
                    -------
any party hereto under this Agreement or any other Loan Document shall be in writing or by facsimile and addressed, delivered or transmitted to such party at its address or facsimile number set forth below its signature hereto or set forth in the Lender Assignment Agreement or at such other address or facsimile number as may be designated by such party in a notice to the other parties. Any notice, if mailed and properly addressed with postage prepaid or if properly addressed and sent by pre-paid courier service, shall be deemed given when received; any notice, if transmitted by facsimile, shall be deemed given when transmitted.

     SECTION X.3    Payment of Costs and Expenses.  The Borrower agrees to pay
                    -----------------------------
on demand all expenses of the Agent (including the fees and out-of-pocket expenses of counsel to the Agent and of local counsel, if any, who may be retained by counsel to the Agent) in connection with

          (a) the negotiation, preparation, execution and delivery of this Agreement and of each other Loan Document, including schedules and exhibits, and any amendments, waivers, consents, supplements or other modifications to this Agreement or any other Loan Document as may from time to time hereafter be required, whether or not the transactions contemplated hereby are consummated, and

          (b) the preparation and review of the form of any document or instrument relevant to this Agreement or any other Loan Document.

The Borrower further agrees to pay, and to save the Agent and the Lenders harmless from all liability for, any stamp or other taxes which may be payable in connection with the execution or delivery of this Agreement, the borrowings hereunder, or the issuance of the Notes or any other Loan Documents. The Borrower also agrees to reimburse the Agent and each Lender upon demand for all reasonable out-of-pocket expenses (including attorneys' fees and legal expenses) incurred by the Agent or such Lender in connection with (x) the negotiation of any restructuring or "work-out", whether or not consummated, of any Obligations and (y) the enforcement of any Obligations.

     SECTION X.4    Indemnification.  In consideration of the execution and
                    ---------------
delivery of this Agreement by each Lender and the extension of the Commitments, the Borrower hereby indemnifies, exonerates and holds the Agent and each Lender and each of their respective officers, directors, employees and agents (collectively, the "Indemnified Parties") free and harmless from and against any
                    -------------------
and all actions, causes of action, suits, losses, costs, liabilities and damages, and expenses incurred in connection therewith (irrespective of whether any such Indemnified Party is a party to the action for which indemnification hereunder is sought), including reasonable attorneys' fees and disbursements (collectively, the "Indemnified Liabilities"), incurred by the Indemnified
                    -----------------------
Parties or any of them as a result of, or arising out of, or relating to

          (a) any transaction financed or to be financed in whole or in part, directly or indirectly, with the proceeds of any Loan or Letter of Credit;

          (b) the entering into and performance of this Agreement and any other Loan Document by any of the Indemnified Parties (including any action brought by or on behalf of the Borrower as the result of any determination by the Required Lenders pursuant to Article V not to fund any Borrowing);
                                         ---------

          (c)  any investigation, litigation or proceeding related to an IPO;

          (d) any investigation, litigation or proceeding related to any environmental cleanup, audit, compliance or other matter relating to the protection of the environment or the Release by the Borrower or any of its Subsidiaries of any Hazardous Material; or

          (e) the presence on or under, or the escape, seepage, leakage, spillage, discharge, emission, discharging or releases from, any real property owned or operated by the Borrower or any Subsidiary thereof of any Hazardous Material (including any losses, liabilities, damages, injuries, costs, expenses or claims asserted or arising under any Environmental Law), regardless of whether caused by, or within the control of, the Borrower or such Subsidiary, except for any such Indemnified Liabilities arising for the account of a particular Indemnified Party by reason of the relevant Indemnified Party's gross negligence or wilful misconduct, and if and to the extent that the foregoing undertaking may be unenforceable for any reason, the Borrower hereby agrees to make the maximum contribution to the payment and satisfaction of each of the Indemnified Liabilities which is permissible under applicable law.

     SECTION X.5    Survival.  The obligations of the Borrower under Sections
                    --------                                         --------
4.3, 4.4, 4.5, 4.6, 10.3 and 10.4, and the obligations of the Lenders under
---  ---  ---  ---  ----     ----
Section 9.1, shall in each case survive any termination of this Agreement, the
-----------
payment in full of all Obligations and the termination of all Commitments. The representations and warranties made by each Obligor in this Agreement and in each other Loan Document shall survive the execution and delivery of this Agreement and each such other Loan Document.

     SECTION X.6    Severability.  Any provision of this Agreement or any other
                    ------------
Loan Document which is prohibited or unenforceable in any jurisdiction shall, as to such provision and such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions of this Agreement or such Loan Document or affecting the validity or enforceability of such provision in any other jurisdiction.

     SECTION X.7    Headings.  The various headings of this Agreement and of
                    --------
each other Loan Document are inserted for convenience only and shall not affect the meaning or interpretation of this Agreement or such other Loan Document or any provisions hereof or thereof.

     SECTION X.8    Execution in Counterparts, Effectiveness, etc.  This
                    ---------------------------------------------
Agreement may be executed by the parties hereto in several counterparts, each of which shall be executed by the Borrower and the Agent and be deemed to be an original and all of which shall constitute together but one and the same agreement. This Agreement shall become effective when counterparts hereof executed on behalf of the Borrower and each Lender (or notice thereof satisfactory to the Agent) shall have been received by the Agent and notice thereof shall have been given by the Agent to the Borrower and each Lender.

     SECTION X.9    Governing Law; Entire Agreement.  THIS AGREEMENT, THE NOTES
                    -------------------------------
AND EACH OTHER LOAN DOCUMENT SHALL EACH BE DEEMED TO BE A CONTRACT MADE UNDER AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF NEW YORK. This Agreement, the Notes and the other Loan Documents constitute the entire understanding among the parties hereto with respect to the subject matter hereof and supercede any prior agreements, written or oral, with respect thereto.

     SECTION X.10   Successors and Assigns.  This Agreement shall be binding
                    ----------------------
upon and shall inure to the benefit of the parties hereto and their respective successors and assigns; provided, however, that:
                        --------  -------

          (a) the Borrower may not assign or transfer its rights or obligations hereunder without the prior written consent of the Agent and all Lenders; and

          (b) the rights of sale, assignment and transfer of the Lenders are subject to Section 10.11.
                -------------

     SECTION X.11   Sale and Transfer of Loans and Note; Participations in Loans
                    ------------------------------------------------------------
and Note.  Each Lender may assign, or sell participations in, its Loans and
--------
Commitment to one or more other Persons in accordance with this Section 10.11.
                                                                -------------

     SECTION X.11.1    Assignments.  Any Lender,
                       -----------

          (a) with the written consents of the Borrower and the Agent (which consents shall not be unreasonably delayed or withheld and which consent, in the case of the Borrower, shall be deemed to have been given in the absence of a written notice delivered by the Borrower to the Agent, on or before the fifth Business Day after receipt by the Borrower of such Lender's request for consent, stating, in reasonable detail, the reasons why the Borrower proposes to withhold such consent) may at any time assign and delegate to one or more commercial banks or other financial institutions, and

          (b) with notice to the Borrower and the Agent, but without the consent of the Borrower or the Agent, may assign and delegate to any of its Affiliates or to any other Lender

(each Person described in either of the foregoing clauses as being the Person to whom such assignment and delegation is to be made, being hereinafter referred to as an "Assignee Lender"), all or any fraction of such Lender's total Loans and
       ---------------
Commitment (which assignment and delegation shall be of a constant, and not a varying, percentage of all the assigning Lender's Loans and Commitment) in a minimum aggregate amount of $5,000,000; provided, however, that any such
                                        --------  -------
Assignee Lender will comply, if applicable, with the provisions contained in the penultimate sentence of Section 4.6 and further, provided, however, that, the
                        -----------     -------  --------  -------
Borrower each other Obligor and the Agent shall be entitled to continue to deal solely and directly with such Lender in connection with the interests so assigned and delegated to an Assignee Lender until

          (c) written notice of such assignment and delegation, together with payment instructions, addresses and related information with respect to such Assignee Lender, shall have been given to the Borrower and the Agent by such Lender and such Assignee Lender,

          (d) such Assignee Lender shall have executed and delivered to the Borrower and the Agent a Lender Assignment Agreement, accepted by the Agent, and

          (e)  the processing fees described below shall have been paid.

From and after the date that the Agent accepts such Lender Assignment Agreement,
(x) the Assignee Lender thereunder shall be deemed automatically to have become a party hereto and to the extent that rights and obligations hereunder have been assigned and delegated to such Assignee Lender in connection with such Lender Assignment Agreement, shall have the rights and obligations of a Lender hereunder and under the other Loan Documents, and (y) the assignor Lender, to the extent that rights and obligations hereunder have been assigned and delegated by it in connection with such Lender Assignment Agreement, shall be released from its obligations hereunder and under the other Loan Documents. Within five Business Days after its receipt of notice that the Agent has received an executed Lender Assignment Agreement, the Borrower shall execute and deliver to the Agent (for delivery to the relevant Assignee Lender) a new Note evidencing such Assignee Lender's assigned Loans and Commitment and, if the assignor Lender has retained Loans and a Commitment hereunder, a replacement
Note in the principal amount of the Loans and Commitment retained by the assignor Lender hereunder (such Note to be in exchange for, but not in payment of, that Note then held by such assignor Lender). Each such Note shall be dated the date of the predecessor Note. The assignor Lender shall mark the predecessor Note "exchanged" and deliver it to the Borrower. Accrued interest on that part of the predecessor Note evidenced by the new Note, and accrued fees, shall be paid as provided in the Lender Assignment Agreement. Accrued interest on that part of the predecessor Note evidenced by the replacement Note shall be paid to the assignor Lender. Accrued interest and accrued fees shall be paid at the same time or times provided in the predecessor Note and in this Agreement. Such assignor Lender or such Assignee Lender must also pay a processing fee to the Agent upon delivery of any Lender Assignment Agreement in the amount of $3,500. Any attempted assignment and delegation not made in accordance with this
Section 10.11.1 shall be null and void.
---------------

     SECTION X.11.2  Participations.  Any Lender may at any time sell to one or
                     --------------
more commercial banks or other Persons (each of such commercial banks and other Persons being herein called a "Participant") participating interests in any of
                               -----------
the Loans, its Commitment, or other interests of such Lender hereunder; provided, however, that
--------  -------

          (a)  no participation contemplated in this Section 10.11 shall relieve
                                                     -------------
     such Lender from its Commitment or its other obligations hereunder or under any other Loan Document,

          (b) such Lender shall remain solely responsible for the performance of its Commitment and such other obligations,

          (c) the Borrower and each other Obligor and the Agent shall continue to deal solely and directly with such Lender in connection with such Lender's rights and obligations under this Agreement and each of the other Loan Documents,

          (d) no Participant, unless such Participant is an Affiliate of such Lender, or is itself a Lender, shall be entitled to require such Lender to take or refrain from taking any action hereunder or under any other Loan Document, except that such Lender may agree with any Participant that such Lender will not, without such Participant's consent, take any of the following actions: (i) increase the Commitment Amount, reduce any fees described in Article III, or extend the Commitment Termination Date, or
                  -----------
     (ii) extend the due date for, or reduce the amount of, any scheduled repayment or prepayment of principal of or interest on any Loan (or reduce the principal amount of or rate of interest on any Loan), and

          (e)  the Borrower shall not be required to pay any amount under

     Section 4.6 that is greater than the amount which it would have been
     -----------
     required to pay had no participating interest been sold.

     The Borrower acknowledges and agrees that each Participant, for purposes of Sections 4.3, 4.4, 4.5, 4.6, 4.8, 4.9, 10.3 and 10.4, shall be considered a
     ------------  ---  ---  ---  ---  ---  ----     ----
     Lender.

     SECTION X.12   Other Transactions.  Nothing contained herein shall preclude
                    ------------------
the Agent or any other Lender from engaging in any transaction, in addition to those contemplated by this Agreement or any other Loan Document, with the Borrower or any of its Affiliates in which the Borrower or such Affiliate is not restricted hereby from engaging with any other Person.

     SECTION X.13   Forum Selection and Consent to Jurisdiction.  ANY LITIGATION
                    -------------------------------------------
BASED HEREON, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH, THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER VERBAL OR WRITTEN) OR ACTIONS OF THE AGENT, THE LENDERS OR THE BORROWER SHALL BE BROUGHT AND MAINTAINED EXCLUSIVELY IN THE COURTS OF THE STATE OF NEW YORK OR IN THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK; PROVIDED, HOWEVER, THAT ANY SUIT SEEKING ENFORCEMENT AGAINST ANY
      --------  -------
COLLATERAL OR OTHER PROPERTY MAY BE BROUGHT, AT THE AGENT'S OPTION, IN THE COURTS OF ANY JURISDICTION WHERE SUCH COLLATERAL OR OTHER PROPERTY MAY BE FOUND. THE BORROWER HEREBY EXPRESSLY AND IRREVOCABLY SUBMITS TO THE JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK AND OF THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK FOR THE PURPOSE OF ANY SUCH LITIGATION AS SET FORTH ABOVE AND IRREVOCABLY AGREES TO BE BOUND BY ANY JUDGMENT RENDERED THEREBY IN CONNECTION WITH SUCH LITIGATION. THE BORROWER FURTHER IRREVOCABLY CONSENTS TO THE SERVICE OF PROCESS BY REGISTERED MAIL, POSTAGE PREPAID, OR BY PERSONAL SERVICE WITHIN OR WITHOUT THE STATE OF NEW YORK. THE BORROWER HEREBY EXPRESSLY AND IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION WHICH IT MAY HAVE OR HEREAFTER MAY HAVE TO THE LAYING OF VENUE OF ANY SUCH LITIGATION BROUGHT IN ANY SUCH COURT

REFERRED TO ABOVE AND ANY CLAIM THAT ANY SUCH LITIGATION HAS BEEN BROUGHT IN AN INCONVENIENT FORUM. TO THE EXTENT THAT THE BORROWER HAS OR HEREAFTER MAY ACQUIRE ANY IMMUNITY FROM JURISDICTION OF ANY COURT OF FROM ANY LEGAL PROCESS (WHETHER THROUGH SERVICE OR NOTICE, ATTACHMENT PRIOR TO JUDGMENT, ATTACHMENT IN AID OF EXECUTION OR OTHERWISE) WITH RESPECT TO ITSELF OR ITS PROPERTY, THE BORROWER HEREBY IRREVOCABLY WAIVES SUCH IMMUNITY IN RESPECT OF ITS OBLIGATIONS UNDER THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS.

     SECTION X.14   Waiver of Jury Trial.  THE AGENT, THE LENDERS AND THE
                    --------------------
BORROWER HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE ANY RIGHTS THEY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH, THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER VERBAL OR WRITTEN) OR ACTIONS OF THE AGENT, THE LENDERS OR THE BORROWER. THE BORROWER ACKNOWLEDGES AND AGREES THAT IT HAS RECEIVED FULL AND SUFFICIENT CONSIDERATION FOR THIS PROVISION (AND EACH OTHER PROVISION OF EACH OTHER LOAN DOCUMENT TO WHICH IT IS A PARTY) AND THAT THIS PROVISION IS A MATERIAL INDUCEMENT FOR THE AGENT AND THE LENDERS ENTERING INTO THIS AGREEMENT AND EACH SUCH OTHER LOAN DOCUMENT.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers thereunto duly authorized as of the day and year first above written.

                                   BUY.COM INC.


                                   By_____________________________________
                                   Title:

                                   Address:   21 Brookline
                                              Aliso Viejo, CA 92656

                                   Facsimile No.: 949-425-5300

                                   Attention: Mr. Murray Williams

Percentage: 100%                   THE BANK OF NOVA SCOTIA, as Agent
                                   and Lender

                                   By_________________________________
                                   Title:

                                   Address:   580 California Street
                                              Suite 2100
                                              San Francisco, CA 94119

                                   Facsimile No.: 415-397-0791

                                   Attention: Mr. Chris Osborn

                                   Domestic
                                   Office:    600 Peachtree St. N.E.
                                              Suite 2700
                                              Atlanta, GA 30308

                                   Facsimile No.: 404-888-8998

                                   Attention: Ms. Kathy Clark

                                   LIBOR
                                   Office:    600 Peachtree St. N.E.
                                              Suite 2700
                                              Atlanta, GA 30308

                                   Facsimile No.: 404-888-8998

                                   Attention: Ms. Kathy Clark

                                                                      SCHEDULE I

                              DISCLOSURE SCHEDULE
                              -------------------

ITEM 6.7       Litigation.
               ----------

     Description of Proceeding      Action or Claim Sought
     -------------------------      ----------------------


ITEM 6.8       Existing Subsidiaries.
               ---------------------

                 State of           Ownership   Business
Name           Incorporation            %       Description
----           -------------        ---------   -----------

ITEM 6.11      Employee Benefit Plans.
               ----------------------

ITEM 6.12      Environmental Matters.
               ---------------------

ITEM 7.2.2(b)  Indebtedness to be Paid.
               -----------------------

     Creditor                 Outstanding Principal Amount
     --------                 ----------------------------

ITEM 7.2.2(c)  Ongoing Indebtedness.
               --------------------

     Creditor                 Outstanding Principal Amount
     --------                 ----------------------------

ITEM 7.2.5(a)  Ongoing Investments.
               -------------------

                                                                      SCHEDULE I

                                                                       EXHIBIT A

                                     NOTE

$15,000,000                                                        July 20, 1999

     FOR VALUE RECEIVED, the undersigned, BUY.COM INC., Delaware corporation (the "Borrower"), promises to pay to the order of THE BANK OF NOVA SCOTIA (the
      --------
"Lender") on July 19, 2000 the principal sum of FIFTEEN MILLION DOLLARS
-------
($15,000,000) or, if less, the aggregate unpaid principal amount of all Loans shown on the schedule attached hereto (and any continuation thereof) made by the Lender pursuant to that certain Credit Agreement, dated as of even date herewith (together with all amendments and other modifications, if any, from time to time thereafter made thereto, the "Credit Agreement"), among the Borrower, THE BANK
                              ----------------
OF NOVA SCOTIA, as Agent, and the various financial institutions (including the Lender) as are, or may from time to time become, parties thereto.

     The Borrower also promises to pay interest on the unpaid principal amount hereof from time to time outstanding from the date hereof until maturity (whether by acceleration or otherwise) and, after maturity, until paid, at the rates per annum and on the dates specified in the Credit Agreement.

     Payments of both principal and interest are to be made in lawful money of the United States of America in same day or immediately available funds to the account designated by the Agent pursuant to the Credit Agreement.

     This Note is a Note referred to in, and evidences Indebtedness incurred under, the Credit Agreement, to which reference is made for a description of the security for this Note and for a statement of the terms and conditions on which the Borrower is permitted and required to make prepayments and repayments of principal of the Indebtedness evidenced by this Note and on which such Indebtedness may be declared to be immediately due and payable. Unless otherwise defined, terms used herein have the meanings provided in the Credit Agreement.

                                                                       EXHIBIT A

     All parties hereto, whether as makers, endorsers, or otherwise, severally waive presentment for payment, demand, protest and notice of dishonor.

     THIS NOTE SHALL BE DEEMED TO BE A CONTRACT MADE UNDER AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF NEW YORK.

                                             BUY.COM INC.


                                             By_______________________________
                                             Title:

                         LOANS AND PRINCIPAL PAYMENTS

--------------------------------------------------------------------------------
                                    Amount of       Unpaid
       Amount of                    Principal      Principal
       Loan Made                     Repaid         Balance
                      Interest
      ------------                -------------   ------------
      Base    LIBO   Period (if   Base     LIBO   Base    LIBO          Notation
Date  Rate    Rate   applicable)  Rate     Rate   Rate    Rate   Total  Made By
----  ----    ----   -----------  ----     ----   ----    ----   -----  --------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                       EXHIBIT B


                               BORROWING REQUEST

The Bank of Nova Scotia
600 Peachtree Street N.E.
Suite 2700
Atlanta, Georgia 30308

Attention:    Ms. Kathy Clark

                                 BUY.COM INC.
                                 ------------

Gentlemen and Ladies:

     This Borrowing Request is delivered to you pursuant to Section 2.3 of the Credit Agreement, dated as of July 20, 1999 (together with all amendments, if any, from time to time made thereto, the "Credit Agreement"), among BUY.COM
                                          ----------------
INC., a Delaware corporation (the "Borrower"), certain financial institutions
                                   --------
and THE BANK OF NOVA SCOTIA (the "Agent").  Unless otherwise defined herein or
                                  -----
the context otherwise requires, terms used herein have the meanings provided in the Credit Agreement.

     The Borrower hereby requests that a Loan be made in the aggregate principal amount of $_____________ on ________________, 19___ as a [LIBO Rate Loan having an Interest Period of ___________ months] [Base Rate Loan].

     The Borrower hereby acknowledges that, pursuant to Section 5.2.2 of the
                                                        -------------
Credit Agreement, each of the delivery of this Borrowing Request and the acceptance by the Borrower of the proceeds of the Loans requested hereby constitute a representation and warranty by the Borrower that, on the date of such Loans, and before and after giving effect thereto and to the application of the proceeds therefrom, all statements set forth in Section 5.2.1
                                                                   -------------
are true and correct in all material respects.

     The Borrower agrees that if prior to the time of the Borrowing requested hereby any matter certified to herein by it will not be true and correct at such time as if then made, it will immediately so notify the Agent. Except to the extent, if any, that prior to the time of the Borrowing requested hereby the Agent shall receive written notice to the contrary from the Borrower, each matter certified to herein shall be deemed once again to be certified as true and correct at the date of such Borrowing as if then made.

     Please wire transfer the proceeds of the Borrowing to the accounts of the following persons at the financial institutions indicated respectively:

Amount to be            Person to be Paid         Name, Address, etc.
                    --------------------------
Transferred         Name           Account No.    of Transferee Lender
-----------         ----           -----------    --------------------

$___________        ____________   __________     ____________________
                                                  ____________________
                                                  Attention: _________

$___________        ____________   ___________    ____________________
                                                  ____________________
                                                  Attention: _________

Balance of          The Borrower   ___________    ____________________
such proceeds                                     ____________________
                                                  Attention: _________

     The Borrower has caused this Borrowing Request to be executed and delivered, and the certification and warranties contained herein to be made, by its duly Authorized Officer this _____ day of ________________, 19____.

                                        BUY.COM INC.

                                        By ___________________________
                                        Title:

                                                                       EXHIBIT C

                        CONTINUATION/CONVERSION NOTICE

The Bank of Nova Scotia
600 Peachtree Street N.E.
Suite 2700
Atlanta, Georgia 30308

Attention:    Ms. Kathy Clark

                                 BUY.COM INC.
                                 ------------

Gentlemen and Ladies:

     This Continuation/Conversion Notice is delivered to you pursuant to Section
2.4 of the Credit Agreement, dated as of July 20, 1999 (together with all amendments, if any, from time to time made thereto, the "Credit Agreement"),
                                                         ----------------
among BUY.COM INC., a Delaware corporation (the "Borrower"), certain financial
                                                 --------
institutions and THE BANK OF NOVA SCOTIA (the "Agent"). Unless otherwise
                                               -----
defined herein or the context otherwise requires, terms used herein have the meanings provided in the Credit Agreement.

     The Borrower hereby requests that on __________________, 19____,

          (1) $___________ of the presently outstanding principal amount of the Loans originally made on ________________, 19__ [and $_________ of the presently outstanding principal amount of the Loans originally made on _________________, 19_____],

          (2) and all presently being maintained as [Base Rate Loans] [LIBO Rate Loans],

                                                                       EXHIBIT C

          (3)  be [converted into] [continued as],

          (4) [LIBO Rate Loans having an Interest Period of _________ months] [Base Rate Loans].

The Borrower hereby:

          (a) certifies and warrants that no Default has occurred and is continuing; and

          (b) agrees that if prior to the time of such continuation or conversion any matter certified to herein by it will not be true and correct at such time as if then made, it will immediately so notify the Agent.

Except to the extent, if any, that prior to the time of the continuation or conversion requested hereby the Agent shall receive written notice to the contrary from the Borrower, each matter certified to herein shall be deemed to be certified at the date of such continuation or conversion as if then made.

    The Borrower has caused this Continuation/Conversion Notice to be executed and delivered, and the certification and warranties contained herein to be made, by its Authorized Officer this ________ day of ________________, 19____.

                                                  BUY.COM INC.

                                                  By ___________________________
                                                  Title:

                                                                       EXHIBIT D

                     [Opinion of Counsel to the Borrower]

                                                                       EXHIBIT D


                               TABLE OF CONTENTS

ARTICLE I     DEFINITIONS AND ACCOUNTING TERMS                                 1
     I.1      Defined Terms                                                    1
              -------------
     I.2      Use of Defined Terms                                            20
              --------------------
     I.3      Cross-References                                                20
              ----------------
     I.4      Accounting and Financial Determinations                         20
              ---------------------------------------
ARTICLE II    COMMITMENTS, BORROWING PROCEDURES AND NOTES                     20
     II.1     Commitments                                                     20
              -----------
     II.1.1   Commitment of Each Lender                                       21
              -------------------------
     II.1.2   Lenders Not Permitted or Required To Make Loans                 21
              -----------------------------------------------
     II.2     Reduction of Commitment Amount                                  21
              ------------------------------
     II.2.1   Optional                                                        21
              --------
     II.2.2   Mandatory                                                       21
              ---------
     II.2.3   Special Letter of Credit Provisions.                            22
              -----------------------------------
     II.3     Borrowing Procedure                                             22
              -------------------
     II.4     Continuation and Conversion Elections                           23
              -------------------------------------
     II.5     Funding                                                         23
              -------
     II.6     Notes                                                           23
              -----
     II.7     Letter of Credit Procedure                                      24
              --------------------------
ARTICLE III   REPAYMENTS, PREPAYMENTS, INTEREST AND FEES                      25
     III.1    Repayments and Prepayments                                      25
              --------------------------
     III.2    Interest Provisions                                             26
              -------------------
     III.2.1  Rates                                                           26
              -----
     III.2.2  Post-Maturity Rates                                             27
              -------------------
     III.2.3  Payment Dates                                                   27
              -------------
     III.3    Fees                                                            28
              ----
     III.3.1  Commitment Fee                                                  28
              --------------
     III.3.2  Letter of Credit Fees                                           28
              ---------------------
     III.3.3  Agreement to Repay Letter of Credit Drawings with Loans         28
              -------------------------------------------------------

                                                                       EXHIBIT D
     III.4    Letter of Credit Participations                                29
              -------------------------------
ARTICLE IV    CERTAIN LIBO RATE AND OTHER PROVISIONS                         31
     IV.1     LIBO Rate Lending Unlawful                                     31
              --------------------------
     IV.2     Deposits Unavailable                                           31
              --------------------
     IV.3     Increased Costs, etc                                           32
              --------------------
     IV.4     Funding Losses                                                 32
              --------------
     IV.5     Increased Capital Costs                                        33
              -----------------------
     IV.6     Taxes                                                          33
              -----
     IV.7     Payments, Computations, etc.                                   35
              ---------------------------
     IV.8     Sharing of Payments                                            35
              -------------------
     IV.9     Setoff                                                         36
              ------
     IV.10    Use of Proceeds                                                37
              ---------------
     IV.11    Actions of Affected Lenders                                    37
              ---------------------------
ARTICLE V     CONDITIONS TO BORROWING                                        38
     V.1      Initial Borrowing                                              38
              -----------------
     V.1.1    Resolutions, etc.                                              38
              ----------------
     V.1.2    Delivery of Notes                                              39
              -----------------
     V.1.3    Payment of Outstanding Indebtedness, etc.                      39
              ----------------------------------------
     V.1.4    Guaranty                                                       39
              --------
     V.1.5    Account Control Agreement                                      39
              -------------------------
     V.1.6    Warrant                                                        40
              -------
     V.1.7    Financial Projections                                          40
              ---------------------
     V.1.8    Year 2000 Reprogramming                                        40
              -----------------------
     V.1.9    Opinion of Counsel                                             40
              ------------------
     V.1.10   Closing Fees, Expenses, etc                                    40
              ---------------------------
     V.2      All Borrowings                                                 40
              --------------
     V.2.1    Compliance with Warranties, No Default, etc                    40
              -------------------------------------------
     V.2.2    Borrowing Request                                              42
              -----------------
     V.2.3    Satisfactory Legal Form                                        42
              -----------------------
ARTICLE VI    REPRESENTATIONS AND WARRANTIES                                 42
     VI.1     Organization, etc                                              42
              -----------------
     VI.2     Due Authorization, Non-Contravention, etc.                     43
              -----------------------------------------
     VI.3     Government Approval, Regulation, etc.                          43
              ------------------------------------
     VI.4     Validity, etc                                                  43
              -------------
     VI.5     Financial Information                                          44
              ---------------------
     VI.6     No Material Adverse Change                                     44
              --------------------------

     VI.7     Litigation, Labor Controversies, etc.                          44
              ------------------------------------
     VI.8     Subsidiaries                                                   44
              ------------
     VI.9     Ownership of Properties                                        45
              -----------------------
     VI.10    Taxes                                                          45
              -----
     VI.11    Pension and Welfare Plans                                      45
              -------------------------
     VI.12    Environmental Warranties                                       45
              ------------------------
     VI.13    Regulations U and X                                            47
              -------------------
     VI.14    Accuracy of Information                                        48
              -----------------------
     VI.15    Year 2000 Representations                                      48
              -------------------------
ARTICLE VII   COVENANTS                                                      49
     VII.1    Affirmative Covenants                                          49
              ---------------------
     VII.1.1  Financial Information, Reports, Notices, etc.                  49
              --------------------------------------------
     VII.1.2  Compliance with Laws, etc                                      51
              -------------------------
     VII.1.3  Maintenance of Properties                                      51
              -------------------------
     VII.1.4  Insurance                                                      52
              ---------
     VII.1.5  Books and Records                                              52
              -----------------
     VII.1.6  Environmental Covenant                                         52
              ----------------------
     VII.1.7  Financial Statements                                           53
              --------------------
     VII.2    Negative Covenants                                             53
              ------------------
     VII.2.1  Business Activities                                            53
              -------------------
     VII.2.2  Indebtedness                                                   54
              ------------
     VII.2.3  Liens                                                          55
              -----
     VII.2.4  Financial Condition                                            56
              -------------------
     VII.2.5  Investments                                                    57
              -----------
     VII.2.6  Restricted Payments, etc.                                      57
              ------------------------
     VII.2.7  Capital Expenditures, etc                                      58
              -------------------------

                                                                       EXHIBIT D
     VII.2.8    Rental Obligations                                            59
                ------------------
     VII.2.9    Consolidation, Merger, etc.                                   59
                --------------------------
     VII.2.10   Asset Dispositions, etc.                                      60
                -----------------------
     VII.2.11   Transactions with Affiliates                                  60
                ----------------------------
     VII.2.12   Negative Pledges, etc                                         60
                ---------------------
ARTICLE VIII    EVENTS OF DEFAULT                                             61
     VIII.1     Listing of Events of Default                                  61
                ----------------------------
     VIII.1.1   Non-Payment of Obligations                                    61
                --------------------------
     VIII.1.2   Breach of Warranty                                            62
                ------------------
     VIII.1.3   Non-Performance of Certain Covenants and Obligations          62
                ----------------------------------------------------
     VIII.1.4   Non-Performance of Other Covenants and Obligations            62
                --------------------------------------------------
     VIII.1.5   Default on Other Indebtedness                                 62
                -----------------------------
     VIII.1.6   Judgments                                                     63
                ---------
     VIII.1.7   Pension Plans                                                 63
                -------------
     VIII.1.8   Control of the Borrower                                       63
                -----------------------
     VIII.1.9   Bankruptcy, Insolvency, etc                                   63
                ---------------------------
     VIII.1.10  Impairment                                                    64
                ----------
     VIII.1.11  Termination of Material Contracts                             65
                ---------------------------------
     VIII.2     Action if Bankruptcy                                          65
                --------------------
     VIII.3     Action if Other Event of Default                              65
                --------------------------------
ARTICLE IX      THE AGENT                                                     65

                                                                       EXHIBIT D
     IX.1    Actions                                                          66
             -------
     IX.2    Funding Reliance, etc.                                           66
             ---------------------
     IX.3    Exculpation                                                      67
             -----------
     IX.4    Successor                                                        67
             ---------
     IX.5    Loans by Scotiabank                                              68
             -------------------
     IX.6    Credit Decisions                                                 68
             ----------------
     IX.7    Copies, etc.                                                     69
             -----------
ARTICLE X    MISCELLANEOUS PROVISIONS                                         69
     X.1     Waivers, Amendments, etc.                                        69
             ------------------------
     X.2     Notices                                                          70
             -------
     X.3     Payment of Costs and Expenses                                    70
             -----------------------------
     X.4     Indemnification                                                  70
             ---------------
     X.5     Survival                                                         72
             --------
     X.6     Severability                                                     73
             ------------
     X.7     Headings                                                         73
             --------
     X.8     Execution in Counterparts, Effectiveness, etc                    73
             ---------------------------------------------
     X.9     Governing Law; Entire Agreement                                  73
             -------------------------------
     X.10    Successors and Assigns                                           73
             ----------------------
     X.11    Sale and Transfer of Loans and Note; Participations
             ---------------------------------------------------
             in Loans and Note                                                74
             -----------------
     X.11.1  Assignments                                                      74
             -----------
     X.11.2  Participations                                                   76
             --------------
     X.12    Other Transactions                                               77
             ------------------
     X.13    Forum Selection and Consent to Jurisdiction                      77
             -------------------------------------------
     X.14    Waiver of Jury Trial                                             78
             --------------------

                                TABLE OF CONTENTS
                                   (continued)
                                                                            Page
                                                                            ----

                               TABLE OF CONTENTS
                                  (continued)

                                                                            Page
                                                                            ----

                               TABLE OF CONTENTS
                                  (continued)

                                                                            Page
                                                                            ----
SCHEDULE I  -   Disclosure Schedule

EXHIBIT A   -   Form of Note
EXHIBIT B   -   Form of Borrowing Request
EXHIBIT C   -   Form of Continuation/Conversion Notice
EXHIBIT D   -   Form of Opinion of Counsel to the Borrower
                and Guarantor
EXHIBIT E   -   Form of Guaranty
EXHIBIT F   -   Form of Account Control Agreement
EXHIBIT G   -   Form of Warrant

                                     viii